                     GE Life & Annuity Separate Account 4
                                Prospectus For
             Flexible Premium Variable Deferred Annuity Contracts
                                Form P1152 1/99

                                  Issued by:
                     GE Life and Annuity Assurance Company
                                 Home Office:
                            6610 West Broad Street
                           Richmond, Virginia 23230
                           Telephone: (800) 352-9910

--------------------------------------------------------------------------------

This prospectus describes individual flexible premium variable deferred annuity contracts (the "contracts") for individuals and qualified and nonqualified retirement plans. GE Life and Annuity Assurance Company (the "Company," "we," "us," or "our") issues the contract.

This prospectus gives details about the contract, GE Life & Annuity Separate Account 4 (the "Separate Account") and the Guarantee Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

The contract offers you the accumulation of contract value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

You may allocate your premium payments and automatic bonus credits we provide you to the Separate Account, the Guarantee Account, or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below:

AIM Variable Insurance Funds:
  AIM V.I. Basic Value Fund -- Series II shares
  AIM V.I. Capital Appreciation Fund -- Series I shares
  AIM V.I. Premier Equity Fund -- Series I shares

AllianceBernstein Variable Products Series Fund, Inc.:
  AllianceBernstein Growth and Income Portfolio -- Class B
  AllianceBernstein Premier Growth Portfolio -- Class B
  AllianceBernstein Small Cap Growth Portfolio --Class B (formerly, Quasar
   Portfolio)
  AllianceBernstein Technology Portfolio -- Class B

Dreyfus:
  The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares

Eaton Vance Variable Trust:
  VT Floating-Rate Income Fund
  VT Worldwide Health Sciences Fund

Federated Insurance Series:
  Federated High Income Bond Fund II* -- Service Shares
  Federated Kaufmann Fund II -- Service Shares

Fidelity Variable Insurance Products Fund:
  VIP Contrafund(R) Portfolio -- Service Class 2
  VIP Dynamic Capital Appreciation Portfolio -- Service Class 2
  VIP Equity-Income Portfolio -- Service Class 2
  VIP Growth Portfolio -- Service Class 2
  VIP Growth & Income Portfolio -- Service Class 2

GE Investments Funds, Inc.:
  Income Fund
  Mid-Cap Value Equity Fund
  Money Market Fund
  Premier Growth Equity Fund
  Real Estate Securities Fund
  S&P 500(R) Index Fund
  Small-Cap Value Equity Fund
  Total Return Fund
  U.S. Equity Fund
  Value Equity Fund

Greenwich Street Series Fund:
  Salomon Brothers Variable Aggressive Growth Fund -- Class II (formerly,
   Salomon Brothers Variable Emerging Growth Fund)

Janus Aspen Series
  Balanced Portfolio -- Service Shares
  Capital Appreciation Portfolio -- Service Shares
  Global Life Sciences Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  Mid Cap Growth Portfolio -- Service Shares
  Worldwide Growth Portfolio -- Service Shares

MFS(R) Variable Insurance Trust:
  MFS(R) Investors Growth Stock Series -- Service Class Shares
  MFS(R) Investors Trust Series -- Service Class Shares
  MFS(R) New Discovery Series -- Service Class Shares
  MFS(R) Utilities Series -- Service Class Shares

Nations Separate Account Trust:
  Nations Marsico Growth Portfolio
  Nations Marsico International Opportunities Portfolio

Oppenheimer Variable Account Funds:
  Oppenheimer Aggressive Growth Fund/VA -- Service Shares Oppenheimer Capital Appreciation Fund/VA -- Service Shares Oppenheimer Global Securities Fund/VA -- Service Shares Oppenheimer Main Street Fund/VA -- Service Shares Oppenheimer Main Street Small Cap Fund/VA -- Service Shares

PIMCO Variable Insurance Trust:
  Foreign Bond Portfolio (U.S. Dollar Hedged) --Administrative Class Shares High Yield Portfolio* -- Administrative Class Shares
  Long-Term U.S. Government Portfolio -- Administrative Class Shares
  Total Return Portfolio -- Administrative Class Shares

The Prudential Series Fund, Inc.:
  Equity Portfolio -- Class II Shares
  Jennison Portfolio -- Class II
  Jennison 20/20 Focus Portfolio -- Class II
  SP Jennison International Growth Portfolio -- Class II Shares
  SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares

Rydex Variable Trust:
  OTC Fund

Salomon Brothers Variable Series Funds Inc:
  Salomon Brothers Variable All Cap Fund -- Class II

* These Portfolios may invest in lower quality debt securities commonly referred to as junk bonds.

Not all of these Portfolios may be available in all states or in all markets.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal government agency

   . Is NOT available in every state

   . MAY go down in value.

Except for amounts in the Guarantee Account, both the value of a contract before the Maturity Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

This product has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all states or in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Home Office at the telephone number or address listed below to inquire as to whether a particular optional benefit is available in your state and if so, for a list of firms that will permit such an optional benefit for sale. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

In the future, additional portfolios managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

A Statement of Additional Information, dated April 30, 2004, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:

                                1-800-352-9910;

                                or write us at:

                            6610 West Broad Street
                           Richmond, Virginia 23230.

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is April 30, 2004.

Table of Contents



Definitions................................................  8

Fee Tables................................................. 10
   Example................................................. 12

Synopsis................................................... 14

Condensed Financial Information............................ 19

Investment Results......................................... 19

Financial Statements....................................... 19

The Company................................................ 20

The Separate Account....................................... 21
   The Portfolios.......................................... 21
   Voting Rights........................................... 22
   Subaccounts............................................. 23
   Changes to the Separate Account and the Subaccounts..... 29

The Guarantee Account...................................... 30

Charges and Other Deductions............................... 32
   Transaction Expenses.................................... 33
   Deductions From Separate Account........................ 35
   Other Charges........................................... 35

The Contract............................................... 38
   Purchase of the Contract................................ 38
   Ownership............................................... 39
   Assignment.............................................. 40
   Premium Payments........................................ 40
   Valuation Day and Valuation Period...................... 41
   Allocation of Premium Payments.......................... 41
   Bonus Credits........................................... 41
   Valuation of Accumulation Units......................... 42

Transfers.................................................. 44
   Transfers Before the Maturity Date...................... 44
   Transfers From the Guarantee Account to the Subaccounts. 44 Transfers From the Subaccounts to the Guarantee Account. 44
   Transfers Among the Subaccounts......................... 44
   Telephone/Internet Transactions......................... 44
   Confirmation of Transactions............................ 46
   Special Note on Reliability............................. 46
   Transfers by Third Parties.............................. 47
   Dollar Cost Averaging Program........................... 47

   Portfolio Rebalancing Program...................................... 49
   Guarantee Account Interest Sweep Program........................... 49

Surrenders and Partial Surrenders..................................... 51
   Surrenders and Partial Surrenders.................................. 51
   Restrictions on Distributions From Certain Contracts............... 52
   Systematic Withdrawal Program...................................... 52

Death of Owner and/or Annuitant....................................... 55
   Death Benefit At Death of Annuitant Before the Maturity Date....... 55
   Optional Guaranteed Minimum Death Benefit.......................... 58
   Optional Enhanced Death Benefit.................................... 59
   When We Calculate the Death Benefit................................ 61
   Death of an Owner or Joint Owner Before the Maturity Date.......... 62
   Death of an Owner, Joint Owner, or Annuitant After Income Payments
     Begin............................................................ 64

Income Payments....................................................... 65
   Optional Payment Plan.............................................. 67
   Variable Income Payments........................................... 68
   Transfers After the Maturity Date.................................. 69

Federal Tax Matters................................................... 70
   Introduction....................................................... 70
   Taxation of Non-Qualified Contracts................................ 70
   Section 1035 Exchanges............................................. 74
   Qualified Retirement Plans......................................... 75
   Federal Income Tax Withholding..................................... 79
   State Income Tax Withholding....................................... 80
   Tax Status of The Company.......................................... 80
   Changes in the Law................................................. 80

Requesting Payments................................................... 81

Distribution of the Contracts......................................... 83
   Principal Underwriter.............................................. 83
   Sales of The Contract.............................................. 83


                         Additional Information.............................  85
                            Owner Questions.................................  85
                            Return Privilege................................  85
                            State Regulation................................  85
                            Evidence of Death, Age, Gender or Survival......  86
                            Records and Reports.............................  86
                            Other Information...............................  86
                            Legal Proceedings...............................  86

                         Appendix A -- Example -- Death Benefit Calculations A-1

                         Appendix B -- Condensed Financial Information...... B-1

Table of Contents for Statement of Additional Information

Definitions



                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Separate Account before income payments commence.

                      Annuitant -- The person named in the contract upon whose age and, where appropriate gender, we determine monthly income benefits.

                      Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

                      Bonus Credit -- The "enhanced premium amount" described in your contract. For contracts that qualify, it is the amount we will add to each premium payment we receive. The Bonus Credit is not considered a "premium payment" under the contract.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract. We use the Contract Date to determine contract years and anniversaries.

                      Contract Value -- The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account.

                      Fund -- Any open-end management investment company or any unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The General Account is not part of and does not depend on the investment performance of the Separate Account.

                      Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

                      Maturity Date -- The date on which your income payments will commence, provided the Annuitant is living on that date. The Maturity Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objective. Not all Portfolios may be available in all states or markets.

                      Separate Account -- GE Life & Annuity Separate Account 4, a separate account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

                      Subaccount -- A division of the Separate Account which invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all states or markets. A Subaccount may be referred to as an Investment Subdivision in the contract and/or marketing materials.

                      Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable surrender charge, premium tax, any optional death benefit charge and contract charge.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables


                      The following tables describe fees and expenses that you will pay when buying, owning, partially surrendering assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial surrender, fully surrender your contract or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
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  Surrender Charge (as a percentage of premium  Number of Full and Partially Surrender Charge as a
   payments surrendered)                        Completed Years Since        Percentage of the
                                                We Received the Premium      Premium Payment
                                                Payment                      Surrendered/1/
                                                --------------------------------------------------
                                                             1                        8%
                                                             2                        8%
                                                             3                        7%
                                                             4                        6%
                                                             5                        5%
                                                             6                        4%
                                                             7                        3%
                                                             8                        2%
                                                         9 or more                    0%
--------------------------------------------------------------------------------------------------
  Transfer Charge                                                   $10.00/2/
--------------------------------------------------------------------------------------------------

                    /1/ A surrender charge is not assessed on any amounts
                        representing gain. In addition, you may partially surrender the greater of 10% of your total premium payments or any amount surrendered to meet minimum distribution requirements under the Code each contract year without incurring a surrender charge; the free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be assessed from the amount surrendered unless otherwise requested.
                    /2/ We reserve the right to assess a transfer charge for
                        each transfer among the Subaccounts.

                      The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses
-------------------------------------------------------------------------------------
  Annual Contract Charge                                                    $25.00/1/
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Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
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  Mortality and Expense Risk Charge                                             1.30%
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  Administrative Expense Charge                                                 0.25%
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Optional Benefits/2/
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  Optional Guaranteed Minimum Death Benefit Rider                            0.35%/3/
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  Optional Enhanced Death Benefit Rider                                      0.35%/4/
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Maximum Total Separate Account Annual Expenses                               2.25%/5/
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                    /1/ This charge is taken on each contract anniversary and
                        at the time the contract is surrendered. We will not assess this charge if your Contract Value is $10,000 or more at the time the charge is assessed.
                    /2/ The charges for the optional death benefits are taken
                        in arrears on each contract anniversary and at the time of surrender.
                    /3/ This charge is taken annually as a percentage of your
                        prior contract year's average benefit amount. Currently we charge 0.25% of your prior contract year's average benefit amount.
                    /4/ This charge is taken annually as a percentage of your
                        prior contract year's average Contract Value. Currently we charge 0.20% of your prior contract year's average Contract Value.
                    /5/ The Maximum Total Separate Account Annual Expenses
                        assume that the owner elected the Optional Guaranteed Minimum Death Benefit Rider and the Optional Enhanced Death Benefit Rider. If only one optional death benefit rider was elected, or if no optional death benefit rider was elected, the total Separate Account annual expenses would be lower.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

           Annual Portfolio Expenses/1/              Minimum Maximum
           ---------------------------------------------------------
           Total Annual Portfolio Operating Expenses
            (before fee waivers or reimbursements)    0.37%   3.65%
           ---------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2003. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.37% and 2.19%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLE These Examples are intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

                      The Examples show the dollar amount of expenses you would bear directly or indirectly if you:

                         . invested $10,000 in the contract for the time
                           periods indicated;

                         . earned a 5% annual return on your investment;

                         . elected the Guaranteed Minimum Death Benefit Rider;

                         . elected the Optional Enhanced Death Benefit Rider;
                           and

                         . surrendered, your contract at the end of the stated
                           period.

                      Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.

                                   1 Year    3 Years   5 Years  10 Years
                                   ------   --------- --------- ---------
      Costs Based on Maximum
        Annual Portfolio Expenses $1,284.13 $2,382.97 $3,376.26 $5,792.31
      -------------------------------------------------------------------

                      The next Example uses the same assumptions as the prior Example, except that it assumes you decide to annuitize your contract or that you decide not to surrender your contract at the end of the stated time period.

                                   1 Year   3 Years   5 Years  10 Years
                                   ------  --------- --------- ---------
       Costs Based on Maximum
         Annual Portfolio Expenses $564.13 $1,752.97 $2,926.26 $5,792.31
       -----------------------------------------------------------------

                      Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Examples do not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Examples assume:

                         . total Separate Account charges of 1.55% (deducted
                           daily at an annual effective rate of assets in the Separate Account);

                         . an annual contract charge of $25 (assumed to be
                           equivalent to 0.1% of the Contract Value);

                         . a charge of 0.35% for the Guaranteed Minimum Death
                           Benefit Rider (an annual rate as a percentage of the prior contract year's average benefit amount); and

                         . a charge of 0.35% for the Optional Enhancement Death
                           Benefit Rider (an annual rate as a percentage of prior contract year's average Contract Value).

                      If the Guaranteed Minimum Death Benefit Rider and the Optional Enhancement Death Benefit Rider are not elected, the expense figures shown above would be lower.

Synopsis

                      What type of contract am I buying? The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See the provision entitled "The Contract" in this prospectus.

                      How does the contract work? Once we approve your application, we will issue a contract. During the accumulation period, you can use your premium payments to buy Accumulation Units in the Separate Account or interests in the Guarantee Account. Should you decide to receive income payments (annuitize the contract), we will convert your Accumulation Units to Annuity Units. You can choose fixed or variable income payments. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and on the value of each unit on that Valuation Day. See "The Contract" provision in this prospectus.

                      What is a Bonus Credit? The Bonus Credit is an amount we add to each premium payment we receive. For contracts issued on or after the later of October 29, 2002 or the date on which state insurance authorities approve the applicable contract modifications, and if the Annuitant is age 80 or younger when the contract is issued, we will add 5% of each premium payment to your Contract Value. For contracts issued prior to October 29, 2002 or prior to the date on which state insurance authorities approve the applicable contract modifications, and if the Annuitant is age 80 or younger when the contract is issued, we will add 4% of each premium payment to your Contract Value. If the Annuitant is age 81 or older at the time the contract is issued, we will not pay any Bonus Credits. (The Annuitant cannot be age 81 or older at the time of application unless we approve an Annuitant of an older age.) Bonus Credits are not considered "premium payments" for purposes of the contract. See the "Bonus Credits" provision in this prospectus.

                      What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts, in accordance with your instructions. We do not charge those assets with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss on amounts allocated to the Separate Account. See "The Separate Account" provision in this prospectus.

                      What are my variable investment choices? Through its Subaccounts, the Separate Account uses your premium payments to purchase shares, at your direction, in one or more of the Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account" provision in this prospectus.

                      What is the Guarantee Account? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

                      The Guarantee Account is not a part of and does not depend upon the investment performance of the Separate Account. You may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available in all states or markets. See "The Guarantee Account" and the "Transfers" provisions in this prospectus.

                      What charges are associated with this contract? Should you take a partial surrender or totally surrender your contract before your premium payments have been in your contract for nine years, we will assess a surrender charge ranging from 0% to 8%, depending upon how many full years those payments have been in the contract. We do not assess a surrender charge upon any amounts surrendered that represent gain. You may also partially surrender up to the greater of 10% of premium payments or any amount surrendered to meet minimum distribution requirements under the Code each contract year without being assessed a surrender charge. We will deduct amounts surrendered first from any gain in the contract and then from premiums paid. We do not assess the surrender charge upon annuitization under an optional payment plan with a life contingency or a period certain guaranteeing payments for five years or more. We may also waive the surrender charge under certain other conditions. See the "Surrender Charge" provision in this prospectus.

                      We assess annual charges in the aggregate at an effective annual rate of 1.55% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.25% and a mortality and expense risk charge of 1.30%. There is also a $25 annual contract charge, which we waive if the Contract Value is $10,000 or more at the time the charge is assessed. There is also a charge for the optional riders. For a complete discussion of the charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

                      If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from premium payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

                      There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio, as well as 12b-1 fees or service share fees, if applicable. See the "Fee Tables" in this prospectus. These expenses are more fully described in the prospectus for each Portfolio.

                      We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Distribution of the Contracts" provision in this prospectus.

                      We also offer other variable annuity contracts in the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds offered under the contract. These contracts may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative, or call 1-800-352-9910.

                      How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your premium payments are flexible. See "The
                      Contract -- Premium Payments" provision in this prospectus.

                      How will my income payments be calculated? We will pay you a monthly income beginning on the Maturity Date if the Annuitant is still living. You may also decide to take income payments under one of the optional payment plans. We will base your initial payment on Contract Value and other factors. See the "Income Payments" provision in this prospectus.

                      What happens if I die before the Maturity Date? Before the Maturity Date, if an owner, joint owner, or Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See the "Death of the Owner and/or Annuitant" provision in this prospectus.

                      May I transfer assets among Subaccounts and to and from the Guarantee Account? Yes, but there may be limits on the method of transfer and how often you may make a transfer. The minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. Transfers among the

                      Subaccounts, as well as to and from the Guarantee Account may be subject to certain restrictions. See the "Transfers," the "Income Payments -- Transfers After the Maturity Date" and "The Guarantee Account" provisions in this prospectus.

                      May I surrender the contract or take a partial surrender? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

                      If you surrender the contract or take a partial surrender, we may assess a surrender charge as discussed above. In addition, you may be subject to income tax, and if you are younger than age 59 1/2 at the time of the surrender or partial surrender, a 10% IRS penalty tax. A total surrender or a partial surrender may also be subject to tax withholding. See the "Federal Tax Matters" provision. A partial surrender will reduce the death benefit by the proportion that the partial surrender (including any applicable surrender charge and premium tax) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision for more information.

                      Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 1 of this prospectus, and have us cancel the contract within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods).

                      If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund computed as of that date. Your refund will be computed as follows:

                        (1) if your Contract Value has increased or has stayed
                            the same, your refund will equal your Contract Value, minus any Bonus Credits applied, but plus any mortality and expense risk charges and administrative expense charges we deducted on or before the date we received the returned contract;

                        (2) if your Contract Value has decreased, your refund
                            will equal your Contract Value, minus any Bonus Credits applied, but plus any mortality and expense risk charges and administrative expense charges we deducted on or before the date we received the returned contract and plus any investment loss, including any charges made by the Portfolios, attributable to Bonus Credits as of the date we received the returned contract; or

                        (3) if required by the law of your state, your premium
                            payments minus any partial surrenders you previously have taken.

                      You receive any gains and we bear any losses attributable to the Bonus Credits during the free look period. We do not assess a surrender charge when your contract is surrendered during the free-look period. See the "Return Privilege" provision in this prospectus for more information.

                      When are my allocations effective when purchasing this contract? Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial premium payment directly to the Guarantee Account and/or the Subaccounts that correspond to the Portfolios you choose. See "The Contract -- Allocation of Premium Payments" provision in this prospectus.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      Please see Appendix B of this prospectus for this information.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming annual contract charges and surrender charges.

                      Total returns assume an initial investment of $1,000 and include the reinvestment of all distributions of the Portfolios, the Portfolios' charges and expenses (including any 12b-1 and/or service share fees), and charges associated with the contract, including the mortality and expense risk charge, the administrative expense charge, the annual contract charge, and the maximum charge for the available death benefit rider options. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

Financial Statements

                      The consolidated financial statements of the Company and our subsidiary and the financial statements of the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

The Company

                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holdings, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on August 19, 1987. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

                      Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

THE PORTFOLIOS        There is a separate Subaccount which corresponds to each
                      Portfolio of a Fund offered in this contract. You select the Subaccounts to which you allocate premium payments.
                      You may change your allocation without penalty or charges.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      Before choosing a Subaccount to allocate your premium payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet its objectives. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the Subaccounts.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other Portfolio, even if the other Portfolio has the same investment adviser or manager, or if the other Portfolio has a similar name.

VOTING RIGHTS         As required by law, we will vote the shares of the
                      Portfolios held in the Separate Account at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

SUBACCOUNTS           You may allocate premium payments in up to 10 Subaccounts
                      of the Portfolios listed below in addition to the Guarantee Account at any one time.

                                                                                                Adviser (and Sub-Adviser(s),
                    Subaccount                              Investment Objective                       as applicable)
                    --------------------------------------------------------------------------------------------------------
AIM VARIABLE        AIM V.I. Basic Value      Seeks long-term growth of capital.                A I M Advisors, Inc.
INSURANCE FUNDS     Fund -- Series II shares
                    --------------------------------------------------------------------------------------------------------
                    AIM V.I. Capital          Seeks growth of capital.                          A I M Advisors, Inc.
                    Appreciation Fund --
                    Series I shares
                    --------------------------------------------------------------------------------------------------------
                    AIM V.I. Premier Equity   Seeks to achieve long-term growth of capital.     A I M Advisors, Inc.
                    Fund -- Series I shares   Income is a secondary objective.
                    --------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN   AllianceBernstein         Seeks reasonable current income and reasonable    Alliance Capital
VARIABLE PRODUCTS   Growth and Income         opportunity for appreciation through investments  Management, L.P.
SERIES FUND, INC.   Portfolio -- Class B      primarily in dividend paying common stocks of
                                              good quality.
                    --------------------------------------------------------------------------------------------------------
                    AllianceBernstein         Seeks growth of capital by pursuing aggressive    Alliance Capital
                    Premier Growth            management policies.                              Management, L.P.
                    Portfolio -- Class B
                    --------------------------------------------------------------------------------------------------------
                    AllianceBernstein Small   Seeks growth of capital by pursuing aggressive    Alliance Capital
                    Cap Growth Portfolio --   investment policies. Current income is incidental Management, L.P.
                    Class B (formerly,        to the portfolio's objective.
                    Quasar Portfolio)
                    --------------------------------------------------------------------------------------------------------
                    AllianceBernstein         Seeks growth of capital. Current income is        Alliance Capital
                    Technology Portfolio --   incidental to the portfolio's objective.          Management, L.P.
                    Class B
                    --------------------------------------------------------------------------------------------------------
DREYFUS             The Dreyfus Socially      Seeks capital growth. Current income is a         The Dreyfus Corporation
                    Responsible Growth        secondary goal.
                    Fund, Inc. -- Initial
                    Shares
                    --------------------------------------------------------------------------------------------------------
EATON VANCE         VT Floating-Rate Income   Seeks high current income.                        Eaton Vance Management
VARIABLE TRUST      Fund
                    --------------------------------------------------------------------------------------------------------
                    VT Worldwide Health       Seeks long-term capital growth by investing in a  OrbiMed Advisors LLC
                    Sciences Fund             worldwide and diversified portfolio of health
                                              sciences companies.
                    --------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE Federated High Income     Seeks high current income by investing in lower-  Federated Investment
SERIES              Bond Fund II -- Service   rated corporate debt obligations commonly         Management Company
                    Shares                    referred to as "junk bonds."
                    --------------------------------------------------------------------------------------------------------
                    Federated Kaufmann        Seeks capital appreciation.                       Federated Equity
                    Fund II -- Service Shares                                                   Management Company of
                                                                                                Pennsylvania (subadvised by
                                                                                                Federated Global
                                                                                                Investment Management
                                                                                                Corp.)
                    --------------------------------------------------------------------------------------------------------

                                                                                                   Adviser (and Sub-Adviser(s),
                   Subaccount                                Investment Objective                         as applicable)
                   -------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE  VIP Contrafund(R)         Seeks long-term capital appreciation.                Fidelity Management &
INSURANCE PRODUCTS Portfolio -- Service                                                           Research Company
FUND               Class 2                                                                        (subadvised by Fidelity
                                                                                                  Management & Research
                                                                                                  (U.K.) Inc. (FMR U.K.),
                                                                                                  Fidelity Management &
                                                                                                  Research (Far East) Inc.
                                                                                                  (FMR Far East), Fidelity
                                                                                                  Investments Japan Limited
                                                                                                  (FIJ) and FMR Co., Inc.
                                                                                                  (FMRC))
                   -------------------------------------------------------------------------------------------------------------
                   VIP Dynamic Capital       Seeks capital appreciation.                          Fidelity Management &
                   Appreciation Portfolio --                                                      Research Company
                   Service Class 2                                                                (subadvised by Fidelity
                                                                                                  Management & Research
                                                                                                  U.K. Inc. (FMR U.K.), Fidelity
                                                                                                  Management & Research
                                                                                                  Far East Inc. (FMR Far East),
                                                                                                  Fidelity Investments Japan
                                                                                                  Limited (FIJ) and FMR Co.
                                                                                                  Inc. (FMRC))
                   -------------------------------------------------------------------------------------------------------------
                   VIP Equity-Income         Seeks reasonable income. The portfolio will also     Fidelity Management &
                   Portfolio -- Service      consider the potential for capital appreciation. The Research Company
                   Class 2                   portfolio's goal is to achieve a yield which         (subadvised by FMR Co.,
                                             exceeds the composite yield on the securities        Inc. (FMRC))
                                             comprising the Standard & Poor's 500/SM/ Index
                                             (S&P 500(R)).
                   -------------------------------------------------------------------------------------------------------------
                   VIP Growth Portfolio --   Seeks to achieve capital appreciation.               Fidelity Management &
                    Service Class 2                                                               Research Company
                                                                                                  (subadvised by FMR Co.,
                                                                                                  Inc. (FMRC))
                   -------------------------------------------------------------------------------------------------------------
                   VIP Growth & Income       Seeks high total return through a combination of     Fidelity Management &
                   Portfolio -- Service      current income and capital appreciation.             Research Company
                   Class 2                                                                        (subadvised by Fidelity
                                                                                                  Management & Research
                                                                                                  (U.K.) Inc. (FMR U.K.),
                                                                                                  Fidelity Management &
                                                                                                  Research (Far East) Inc.
                                                                                                  (FMR Far East), Fidelity
                                                                                                  Investments Japan Limited
                                                                                                  (FIJ) and FMR Co., Inc.
                                                                                                  (FMRC))
                   -------------------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund               Seeks maximum income consistent with prudent         GE Asset Management
FUNDS, INC.                                  investment management and the preservation of        Incorporated
                                             capital.
                   -------------------------------------------------------------------------------------------------------------
                   Mid-Cap Value Equity      Seeks long-term growth of capital and future         GE Asset Management
                   Fund                      income.                                              Incorporated
                   -------------------------------------------------------------------------------------------------------------
                   Money Market Fund         Seeks a high level of current income consistent      GE Asset Management
                                             with the preservation of capital and maintenance     Incorporated
                                             of liquidity.
                   -------------------------------------------------------------------------------------------------------------
                   Premier Growth Equity     Seeks long-term growth of capital and future         GE Asset Management
                   Fund                      income rather than current income.                   Incorporated
                   -------------------------------------------------------------------------------------------------------------

                                                                                               Adviser (and Sub-Adviser(s),
                   Subaccount                               Investment Objective                      as applicable)
                   --------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund Seeks maximum total return through current      GE Asset Management
                                               income and capital appreciation.                Incorporated (subadvised by
                                                                                               Seneca Capital
                                                                                               Management)
                   --------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund1      Seeks capital and accumulation of income        GE Asset Management
                                               that corresponds to the investment return of    Incorporated (subadvised
                                               Standard & Poor's 500 Composite Stock           by SSgA Funds
                                               Index.                                          Management, Inc.)
                   --------------------------------------------------------------------------------------------------------
                   Small-Cap Value Equity      Seeks long-term growth of capital.              GE Asset Management
                   Fund                                                                        Incorporated (Subadvised by
                                                                                               Palisade Capital
                                                                                               Management LLC)
                   --------------------------------------------------------------------------------------------------------
                   Total Return Fund           Seeks the highest total return, composed of     GE Asset Management
                                               current income and capital appreciation, as is  Incorporated consistent with prudent investment risk.
                   --------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund            Seeks long-term growth of capital.              GE Asset Management
                                                                                               Incorporated
                   --------------------------------------------------------------------------------------------------------
                   Value Equity Fund           Seeks long-term growth capital and future       GE Asset Management
                                               income.                                         Incorporated
                   --------------------------------------------------------------------------------------------------------
GREENWICH STREET   Salomon Brothers Variable   Seeks capital appreciation.                     Salomon Brothers Asset
SERIES FUND        Aggressive Growth Fund --                                                   Management Inc
                   Class II (formerly, Salomon
                   Brothers Variable Emerging
                   Growth Fund)
                   --------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio --       Seeks long-term capital growth consistent with  Janus Capital
                   Service Shares              preservation of capital and balanced by current Management LLC income.
                   --------------------------------------------------------------------------------------------------------
                   Capital Appreciation        A non-diversified/2/ portfolio that seeks       Janus Capital
                   Portfolio -- Service Shares long-term growth of capital.                    Management LLC
                   --------------------------------------------------------------------------------------------------------
                   Global Life Sciences        Seeks long-term growth of capital.              Janus Capital
                   Portfolio -- Service Shares                                                 Management LLC
                   --------------------------------------------------------------------------------------------------------
                   Global Technology Portfolio A non-diversified/2/ portfolio that seeks       Janus Capital
                   -- Service Shares           long-term growth of capital.                    Management LLC
                   --------------------------------------------------------------------------------------------------------
                   Mid Cap Growth Portfolio    Seeks long-term growth of capital.              Janus Capital
                   -- Service Shares                                                           Management LLC
                   --------------------------------------------------------------------------------------------------------
                   Worldwide Growth Portfolio  Seeks long-term growth of capital in a manner   Janus Capital
                   -- Service Shares           consistent with preservation of capital.        Management LLC
                   --------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.
                    /2/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                                  Adviser (and Sub-Adviser(s),
                 Subaccount                                  Investment Objective                        as applicable)
                 -------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE  MFS(R) Investors Growth     Seeks long-term growth of capital and future         Massachusetts Financial
INSURANCE TRUST  Stock Series -- Service     income rather than current income.                   Services Company ("MFS(R)")
                 Class Shares
                 -------------------------------------------------------------------------------------------------------------
                 MFS(R) Investors Trust      Seeks long-term growth of capital and secondarily    Massachusetts Financial
                 Series -- Service Class     reasonable current income.                           Services Company ("MFS(R)")
                 Shares
                 -------------------------------------------------------------------------------------------------------------
                 MFS(R) New Discovery Series Seeks capital appreciation.                          Massachusetts Financial
                 -- Service Class Shares                                                          Services Company ("MFS(R)")
                 -------------------------------------------------------------------------------------------------------------
                 MFS(R) Utilities Series --  Seeks capital growth and current income.             Massachusetts Financial
                 Service Class Shares                                                             Services Company ("MFS(R)")
                 -------------------------------------------------------------------------------------------------------------
NATIONS SEPARATE Nations Marsico Growth      Seeks long-term growth of capital.                   Banc of America Capital
ACCOUNT TRUST    Portfolio                                                                        Management, LLC
                                                                                                  (subadvised by Marsico
                                                                                                  Capital)
                 -------------------------------------------------------------------------------------------------------------
                 Nations Marsico             Seeks long-term growth of capital.                   Banc of America Capital
                 International Opportunities                                                      Management, LLC
                 Portfolio                                                                        (subadvised by Marsico
                                                                                                  Capital)
                 -------------------------------------------------------------------------------------------------------------
OPPENHEIMER      Oppenheimer Aggressive      Seeks capital appreciation by investing in "growth   OppenheimerFunds, Inc.
VARIABLE ACCOUNT Growth Fund/VA -- Service   type" companies.
FUNDS            Shares
                 -------------------------------------------------------------------------------------------------------------
                 Oppenheimer Capital         Seeks capital appreciation by investing in           OppenheimerFunds, Inc.
                 Appreciation Fund/VA --     securities of well-known, established companies.
                 Service Shares
                 -------------------------------------------------------------------------------------------------------------
                 Oppenheimer Global          Seeks long-term capital appreciation by investing    OppenheimerFunds, Inc.
                 Securities Fund/VA --       a substantial portion of its assets in securities of
                 Service Shares              foreign issuers, "growth type" companies, cyclical
                                             industries and special situations that are
                                             considered to have appreciation possibilities.
                 -------------------------------------------------------------------------------------------------------------
                 Oppenheimer Main Street     Seeks high total return (which includes growth in    OppenheimerFunds, Inc.
                 Fund/VA -- Service Shares   the value of its shares as well as current income)
                                             from equity and debt securities.
                 -------------------------------------------------------------------------------------------------------------
                 Oppenheimer Main Street     Seeks capital appreciation.                          OppenheimerFunds, Inc.
                 Small Cap Fund/VA --
                  Service Shares
                 -------------------------------------------------------------------------------------------------------------

                                                                                                  Adviser (and Sub-Adviser(s),
                  Subaccount                                  Investment Objective                       as applicable)
                  ------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE    Foreign Bond Portfolio (U.S.  Seeks maximum total return, consistent with        Pacific Investment
INSURANCE TRUST   Dollar Hedged) --             preservation of capital and prudent investment     Management Company LLC
                  Administrative Class Shares   management.
                  ------------------------------------------------------------------------------------------------------------
                  High Yield Portfolio --       Seeks to maximize total return, consistent         Pacific Investment
                  Administrative Class Shares   with preservation of capital and prudent           Management Company LLC
                                                investment management. Invests at least 80%
                                                of its assets in a diversified portfolio of high
                                                yield securities ("junk bonds") rated below
                                                investment grade but rated at least B by
                                                Moody's or S&P, or, if unrated, determined by
                                                PIMCO to be of comparable quality. Effective
                                                June 1, 2004, the High Yield Portfolio's quality
                                                guideline will change, permitting the portfolio
                                                to invest in securities with lower-quality credit
                                                ratings. Under the new guidelines, the portfolio
                                                will invest at least 80% of its assets in a
                                                diversified portfolio of high-yield securities
                                                rated below investment grade but rated at
                                                least Caa (subject to a maximum of 5% of
                                                total assets in securities rated Caa) by
                                                Moody's or S&P, or, if unrated, determined by
                                                PIMCO to be of comparable quality.
                  ------------------------------------------------------------------------------------------------------------
                  Long-Term U.S. Government     Seeks to maximize total return, consistent         Pacific Investment
                  Portfolio -- Administrative   with preservation of capital and prudent           Management Company LLC
                  Class Shares                  investment management.
                  ------------------------------------------------------------------------------------------------------------
                  Total Return Portfolio --     Seeks to maximize total return, consistent         Pacific Investment
                  Administrative Class          with preservation of capital and prudent           Management Company LLC
                  Shares                        investment management.
                  ------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL    Equity Portfolio -- Class II  Seeks capital appreciation. Up to 5% of these      Prudential Investments LLC
SERIES FUND, INC. Shares                        holdings may be rated below investment             (subadvised by Jennison
                                                grade, which are commonly referred to as           Associates LLC)
                                                "junk bonds."
                  ------------------------------------------------------------------------------------------------------------
                  Jennison Portfolio --Class II Seeks long-term growth of capital.                 Prudential Investments LLC
                                                                                                   (subadvised by Jennison
                                                                                                   Associates LLC)
                  ------------------------------------------------------------------------------------------------------------
                  Jennison 20/20 Focus          Seeks long-term growth of capital.                 Prudential Investments LLC
                  Portfolio -- Class II                                                            (subadvised by Jennison
                                                                                                   Associates LLC)
                  ------------------------------------------------------------------------------------------------------------
                  SP Jennison International     Seeks long-term growth of capital.                 Prudential Investments LLC
                  Growth Portfolio -- Class II                                                     (subadvised by Jennison
                  Shares                                                                           Associates LLC)
                  ------------------------------------------------------------------------------------------------------------
                  SP Prudential U.S. Emerging   Seeks long-term growth of capital.                 Prudential Investments LLC
                  Growth Portfolio -- Class II                                                     (subadvised by Jennison
                  Shares                                                                           Associates LLC)
                  ------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE    OTC Fund/1/                   Seeks to provide investment results that           Rydex Investments
TRUST                                           correspond to a benchmark for over-the-
                                                counter securities. The portfolio's current
                                                benchmark is the NASDAQ 100 Index(TM).
                  ------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS  Salomon Brothers Variable     Seeks long-term growth of capital.                 Salomon Brothers Asset
VARIABLE SERIES   All Cap Fund -- Class II                                                         Management Inc
FUNDS INC
                  ------------------------------------------------------------------------------------------------------------

                    /1/ The NASDAQ 100 Index(TM) is an unmanaged index that is a widely recognized indicator of OTC Market performance.

                      Not all of these Portfolios may be available in all states or in all markets.

                      We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits, and surrender or partial surrender proceeds, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant.

                      We may also receive service share fees from certain of the Portfolios. These fees are deducted from Portfolio assets attributable to the contracts, and are for the administrative services we provide to those Portfolios. In addition, our affiliate, Capital Brokerage Corporation, the principal underwriter for the contracts, may receive 12b-1 fees deducted from certain Portfolio assets attributable to the contracts for providing distribution and shareholder support services to some of the Portfolios. Because service share fees and 12b-1 fees are paid out of Portfolio assets on an ongoing basis, over time they will increase the cost of an investment in Portfolio shares.

CHANGES TO            We reserve the right, within the law, to make additions,
THE SEPARATE          deletions and substitutions for the Portfolios of the
ACCOUNT               Funds. We may substitute shares of other portfolios for
AND THE               shares already purchased, or to be purchased in the
SUBACCOUNTS           future, under the contract. This substitution might occur
                      if shares of a Portfolio should no longer be available, or if investment in any Portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the contract. In addition, the new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.

                      We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Guarantee Account


                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account, may however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

                      You may allocate some or all of your premium payments and/or transfer some or all of your assets to the Guarantee Account. We credit a portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the "Charges and Other Deductions" provision in this prospectus.

                      Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period for one year will commence for the remaining portion of that particular allocation.

                      We determine the interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

                      We will notify you in writing at least 5 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30-day period following the expiration of the interest rate guarantee period ("30-day window") of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. (See the "Transfers" provision in this prospectus.) During the 30-day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

                      To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ than those available when we issued the contract, and to credit a higher rate of interest on premium payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program than would otherwise be credited if not participating in a Dollar Cost Averaging program. (See the "Dollar Cost Averaging Program" provision in this prospectus.) Such a program may not be available to all contracts. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Home Office at the address listed on page 1 of this prospectus to determine the interest rate guarantee periods currently being offered.

Charges and Other Deductions

                      We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. See the "Distribution of the Contracts" provision in this prospectus for more information.

                      All of the charges described in this section apply to assets allocated to the Separate Account. Assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

                      We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

                         . processing applications for and issuing the
                           contracts;

                         . maintaining records;

                         . administering annuity payments;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract confirmations and periodic
                           statements;

                         . providing toll-free inquiry services; and

                         . furnishing telephone and internet transaction
                           services.

                      The risks we assume include:

                         . the risk that the death benefit will be greater than
                           the Surrender Value;

                         . the risk that the actual life-span of persons
                           receiving income payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

                         . the risk that more owners than expected will qualify
                           for waivers of the surrender charges; and

                         . the risk that our costs in providing the services
                           will exceed our revenues from contract charges (which cannot be changed by us).

                      We designed the Bonus Credit as part of the overall sales load structure for the contracts. When the contracts were designed, we set the Bonus Credit level and the level of the surrender charge to reflect the overall level of sales load and distribution expenses associated with the contracts. Although there is no specific charge for the Bonus Credit, we may use a portion of the surrender charge and mortality and expense risk charge to help recover the cost of providing the Bonus Credit under the contract. We may realize a profit from this feature.

                      The amount of the charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

TRANSACTION
EXPENSES

SURRENDER             We assess a surrender charge on partial and total
CHARGE                surrenders of each premium payment taken within the first
                      nine years after receipt, unless you meet the exceptions as described below. You pay this charge to compensate us for the losses we experience on contract distribution costs.

                      We calculate the surrender charge separately for each premium payment. For purposes of calculating this charge, we assume that you withdraw premium payments on a first-in, first-out basis. We deduct the surrender charge proportionately from the Subaccounts. However, if there are insufficient assets in the Separate Account, we will deduct the charge proportionately from all assets in the Guarantee Account. Charges taken from the Guarantee Account will be taken first from assets that have been in the Guarantee Account for the longest period of time. The surrender charge is as follows:

                    Number of Full and      Surrender Charge
                 Partially Completed Years as a Percentage of
                   Since We Received the   the Premium Payment
                      Premium Payment          Surrendered
                 ---------------------------------------------
                             1                      8%
                             2                      8%
                             3                      7%
                             4                      6%
                             5                      5%
                             6                      4%
                             7                      3%
                             8                      2%
                         9 or more                  0%
                 ---------------------------------------------

                      We do not assess the surrender charge on total or partial surrenders:

                         . of amounts representing gain (as defined below);

                         . of free withdrawal amounts (as defined below);

                         . taken under Optional Payment Plan 1, Optional
                           Payment Plan 2 (for a period of 5 or more years), or Optional Payment Plan 5; or

                         . if a waiver of surrender charge provision applies.

                      You may withdraw any gain in your contract free of any surrender charge. We calculate gain in the contract as:
                      (a) plus (b) minus (c) minus (d), but not less than zero where:

                        (a) is the Contract Value on the Valuation Day we
                            receive your partial or total surrender request;

                        (b) is the total of any partial surrenders previously
                            taken, including surrender charges;

                        (c) is the total of premium payments made; and

                        (d) is the total of any gain previously surrendered.

                      In addition to any gain, you may withdraw an amount equal to the greater of 10% of your total premium payments or any amount surrendered to meet minimum distribution requirements under the Code each contract year without a surrender charge (the "free withdrawal amount"). We will deduct amounts surrendered first from any gain in the contract and then from premiums paid. The free withdrawal amount is not cumulative from contract year to contract year.

                      Further, we will waive the surrender charge if you annuitize the contract under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more, or Optional Payment Plan 5 (Joint Life and Survivor Income). See the "Optional Payment Plans" provision in this prospectus.

                      We also will waive surrender charges arising from a surrender occurring before income payments begin if, at the time we receive the surrender request, we have received due proof that the Annuitant has a qualifying terminal illness, or has a qualifying confinement to a state licensed or legally operated hospital or inpatient nursing facility for a minimum period as set forth in the contract (provided the confinement began, or the illness was diagnosed, at least one year after the contract was issued). If you surrender the contract under the terminal illness waiver, please remember that we will pay your Contract Value, which could be less than the death benefit otherwise available. The terms and conditions of the waivers are set forth in your contract.

DEDUCTIONS            We deduct from the Separate Account an amount, computed
FROM SEPARATE         daily, at an annual rate of 1.55% of the daily net assets
ACCOUNT               of the Separate Account. The charge consists of an
                      administrative expense charge at an effective annual rate of 0.25% and a mortality and expense risk charge at an effective annual rate of 1.30%. These deductions from the Separate Account are reflected in your Contract Value.

OTHER CHARGES

ANNUAL CONTRACT       We will deduct an annual charge of $25 from your Contract
CHARGE                Value to compensate us for certain administrative
                      expenses incurred in connection with the contract. We will deduct the charge on each contract anniversary and at full surrender. We will waive this charge if your Contract Value at the time of deduction is $10,000 or more.

                      We will allocate the annual contract charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionally from all assets in the Guarantee Account.

CHARGE FOR THE        We charge you for expenses related to the Optional
OPTIONAL              Guaranteed Minimum Death Benefit. We deduct this charge
GUARANTEED            against the Contract Value at each contract anniversary
MINIMUM DEATH         and at the time you fully surrender the contract. This
BENEFIT               charge is assessed in order to compensate us for the
                      increased risks and expenses associated with providing the Guaranteed Minimum Death Benefit. We will allocate the annual charge for the Optional Guaranteed Minimum
                      Death Benefit among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time we take the charge. If the assets in the Separate Account are not sufficient to cover the charge for the optional
                      Guaranteed Minimum Death Benefit, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account
                      (from the amounts that have been in the Guarantee Account for the longest period of time). At full surrender, we will charge you a pro-rata portion of the annual charge.

                      We guarantee that this charge will never exceed an annual rate of 0.35% of your prior contract year's average benefit amount (we currently charge 0.25%). The rate that applies to your contract is fixed at issue.

CHARGE FOR THE        We charge you for expenses related to the Optional
OPTIONAL ENHANCED     Enhanced Death Benefit. At the beginning of each contract
DEATH BENEFIT         year after the first contract year, we deduct a charge
                      against the average of:

                        (1) the Contract Value at the beginning of the previous
                            contract year; and

                        (2) the Contract Value at the end of the previous
                            contract year.

                      At surrender, the charge is made against the average of:

                        (1) the Contract Value at the beginning of the current
                            contract year; and

                        (2) the Contract Value at surrender.

                      The charge at surrender will be a pro rata portion of the annual charge.

                      We currently charge an annual rate of 0.20% of your average Contract Value as described above. However, we guarantee that this charge will never exceed an annual rate of 0.35% of your prior contract year's average Contract Value. The rate that applies to your contract will be fixed at issue. We will allocate the annual charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in all Subaccounts at the time we take the charge. If there are not sufficient assets in the Subaccounts to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account. Deductions from the Guarantee Account will be taken first from the amounts (including any interest earned) that have been in the Guarantee Account for the longest period of time.

DEDUCTIONS FOR        We will deduct charges for any premium tax or other tax
PREMIUM TAXES         levied by any governmental entity from premium payments
                      or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial surrenders, income payments and death benefit payments).

                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND     Each Portfolio incurs certain fees and expenses. To pay
DEDUCTIONS            for these expenses, the Portfolio makes deductions from
                      its assets. The deductions are described more fully in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a transfer charge of up to $10 per transfer. This charge is at our cost with no profit to us.

ADDITIONAL            We may reduce or eliminate the administrative expense and
INFORMATION           surrender charges described previously for any particular
                      contract. However, we will reduce these charges only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges.
                      Lower distribution and administrative expenses may be the result of economies associated with:

                        (1) the use of mass enrollment procedures;

                        (2) the performance of administrative or sales
                            functions by the employer;

                        (3) the use by an employer of automated techniques in
                            submitting deposits or information related to deposits on behalf of its employees; or

                        (4) any other circumstances which reduce distribution
                            or administrative expenses.

                      We will state the exact amount of administrative expense and surrender charges applicable to a particular contract in that contract.

                      We may also reduce charges and/or deductions for sales of the contracts to registered representatives who sell the contracts to the extent we realize savings of distribution and administrative expenses. Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

The Contract

                      The contract is an individual flexible deferred variable annuity contract. Your rights and benefits are described below and in the contract. There may be differences in your contract (such as differences in fees, charges, and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

PURCHASE OF THE       If you wish to purchase a contract, you must apply for it
CONTRACT              through an authorized sales representative. The sales
                      representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the "Distribution of the Contracts" provision in this prospectus.

                      If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial premium payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial premium payment for no more than five business days. If the incomplete application cannot be completed within five days, we will inform you of the reasons, and will return your premium payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial premium payment within two business days. We apply any additional premium payments as of the Valuation Day we receive them at our Home Office.

                      To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant and Contingent Annuitant cannot be age 81 or older at the time of application, unless we approve a different age.

                      This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits, and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make premium payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract, and this contract has its own surrender charges which would apply to you. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP             As owner, you have all rights under the contract, subject
                      to the rights of any irrevocable beneficiary. Two persons may apply for a contract as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

                      During the Annuitant's life, you can change any non-natural owner to another non-natural owner.

                      Before the Maturity Date, you may change:

                         . your Maturity Date to any date at least ten years
                           after your last premium payment;

                         . your optional payment plan;

                         . the allocation of your investments among the
                           Subaccounts and/or the Guarantee Account; and

                         . the owner, joint owner, primary beneficiary,
                           contingent beneficiary, and contingent Annuitant upon written notice to our Home Office, and provided the Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

                      We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

ASSIGNMENT            An owner of a Non-Qualified Contract may assign some or
                      all of his or her rights under the contract. However, an assignment may terminate certain death benefits provided by rider option. An assignment must occur before the Maturity Date and while the Annuitant is still living.
                      Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

                      Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

                      Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PREMIUM               You may make premium payments at any frequency and in the
PAYMENTS              amount you select, subject to certain limitations. You
                      must obtain our approval before you make total premium payments for an Annuitant age 79 or younger that exceed
                      $2,000,000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made at any time prior to the Maturity Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a premium payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      The minimum initial premium payment is $10,000. We may accept a lower initial premium payment in the case of certain group sales. Each additional premium payment must be at least $1,000 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA Contracts, and $100 for other Qualified Contracts.

VALUATION DAY         We will value Accumulation and Annuity Units once daily
AND VALUATION         as of the close of regular trading (currently 4:00 p.m.
PERIOD                Eastern Time) for each day the New York Stock Exchange is
                      open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF         We place premium payments into the Subaccounts, each of
PREMIUM               which invests in shares of a corresponding Portfolio
PAYMENTS              and/or the Guarantee Account, according to your
                      instructions. You may allocate premium payments to up to 10 Subaccounts plus the Guarantee Account at any one time. The percentage of premium payment which you can put into any one Subaccount or guarantee period must equal a whole percentage and cannot be less than $100.

                      Upon allocation to the appropriate Subaccounts, we convert premium payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional premium payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the expenses of the Separate Account and the Portfolios.

                      You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice. The new allocation will apply to any new premium payments made after we receive notice of the change.

BONUS CREDITS         For contracts issued on or after the later of October 29,
                      2002 or the date on which state insurance authorities approve the applicable contract modifications, and if the Annuitant is age 80 or younger when the contract is issued, we will add 5% of each premium payment to your Contract Value. For contracts issued prior to October 29,
                      2002 or prior to the date on which state insurance authorities approve the applicable contract modifications, and if the Annuitant is age 80 or younger when the contract is issued, we will add 4% of each premium payment to your Contract Value. If the Annuitant is age 81 or older at the time of issue, we will not pay any Bonus Credits.
                      (The Annuitant cannot be age 81 or older at the time of application, unless we approve an Annuitant of an older age.) We fund the Bonus Credits from our General Account.
                      We apply the Bonus Credits when we apply your premium payment to your Contract Value, and allocate the credits on a pro-rata basis to the investment options you select in the same ratio as the applicable premium payment. We do not consider Bonus Credits as "premium payments" for purposes of the contract. You should know that over time and under certain circumstances (such as an extended period of poor market performance), the costs associated with the Bonus Credit may exceed the sum of the Bonus
                      Credit and any related earnings. You should consider this possibility before purchasing the contract. (The Bonus
                      Credit is referred to as an "enhanced premium amount" in your contract.)

VALUATION OF          Partial surrenders, surrenders and payment of a death
ACCUMULATION          benefit all result in the cancellation of an appropriate
UNITS                 number of Accumulation Units. We cancel Accumulation
                      Units as of the end of the Valuation Period on which we receive notice or instructions with regard to the surrender, partial surrender or payment of a death benefit. We value Accumulation Units for each Subaccount separately. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Transfers


TRANSFERS             All contract owners may transfer all or a portion of
BEFORE THE            their assets between and among the Subaccounts of the
MATURITY DATE         Separate Account and the Guarantee Account (if available)
                      on any Valuation Day prior to the Maturity Date, subject to certain conditions. Owners may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request at our Home Office. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts or the Guarantee Account.
                      We may postpone transfers to, from, or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision in this prospectus.

TRANSFERS FROM        We may limit and/or restrict transfers from the Guarantee
THE GUARANTEE         Account to the Subaccounts. The Guarantee Account may not
ACCOUNT TO THE        be available in all states. For any allocation from the
SUBACCOUNTS           Guarantee Account to the Subaccounts, the limited amount
                      will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost
                      Averaging program (see the "Dollar Cost Averaging
                      Program" provision), you may make such transfers only during the 30-day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We may also limit the amount that you may transfer to the Subaccount.

TRANSFERS FROM        We may also restrict certain transfers from the
THE SUBACCOUNTS       Subaccounts to the Guarantee Account. We reserve the
TO THE GUARANTEE      right to prohibit or limit transfers from the Subaccounts
ACCOUNT               to the Guarantee Account during the six month period
                      following the transfer of any amount from the Guarantee
                      Account to any Subaccount.

TRANSFERS AMONG       All contract owners may submit 12 Subaccount transfers
THE SUBACCOUNTS       each calendar year by U.S. Mail, voice response,
                      internet, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, internet, telephone or facsimile will not be accepted under any circumstances. In addition, owners wishing to cancel a written Subaccount transfer must also cancel it in writing by U.S. Mail or by overnight delivery service. We will process the cancellation request as of the Valuation Day the cancellation request is received at our Home Office.

                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer after the 12th transfer made in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      The restrictions listed above do not apply to any transfers made among the Subaccount pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program.

                      Sometimes, we may not honor transfer requests. We may not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

                        (2) the transfer is a result of more than one trade
                            involving the same Subaccount within a 30-day period; or

                        (3) the transfer would adversely affect Accumulation
                            Unit values.

                      We also may not honor transfers made by third parties (see the "Transfer by Third Parties" provision). We will treat all contract owners equally with respect to transfer requests.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Home Office in accordance with the first paragraph of this section.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectation may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE/            All contract owners may make their first 12 transfers
INTERNET              among the Subaccounts or between the Subaccounts and the
TRANSACTIONS          Guarantee Account in the calendar year by calling or
                      electronically contacting us provided we receive written authorization at our Home Office to execute such transactions prior to such request. Transactions that can be conducted over the telephone and internet include, but are not necessarily limited to:

                        (1) the first 12 transfers among the Subaccounts or
                            between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium payment allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

                        (1) requiring you or a third party you authorized to
                            provide some form of personal identification before we act on the telephone and/or internet instructions;

                        (2) confirming the telephone/internet transaction in
                            writing to you or a third party you authorized;
                            and/or

                        (3) tape recording telephone instructions or retaining
                            a record of your electronic request.

                      We reserve the right to limit or prohibit telephone and internet transactions.

                      We may delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement to protect
                            our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that the internet or our telephone system may
RELIABILITY           not always be available. Any computer or telephone
                      system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios underlying the contracts, and the management of the Portfolios share this position.

                      Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted. These procedures will not, however, prevent owners from making their own transfer requests.

DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING PROGRAM     systematically transfer on a monthly or quarterly basis a
                      set dollar amount from the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund and/or the
                      Guarantee Account to any combination of other available
                      Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase
                      Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program
                      by:

                        (1) electing it on your application; or

                        (2) contacting an authorized sales representative; or

                        (3) contacting us at 1-800-352-9910.

                      To use the program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund and/or interest rate guarantee period with each transfer.

                      The Dollar Cost Averaging program will begin 30 days after we receive all required forms with your instructions and any necessary premium payment unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

                         . on the business day we receive your request to
                           discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

                         . when the assets of the Subaccount investing in the
                           GE Investments Funds, Inc. -- Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We also reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      We also reserve the right to credit a higher rate of interest on premium payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or enhanced Dollar Cost Averaging program may not be available in all states and in all markets or through all broker-dealers who sell the contracts. If you terminate the Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in the enhanced Dollar Cost Averaging program as of that Valuation Day.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers we may allow in a calendar year.

                      We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit simultaneous participation in the Dollar Cost Averaging program and Systematic Withdrawal program.

                      Owners considering participating in a Dollar Cost Averaging program should call 1-800-352-9910 or an authorized sales representative to verify the availability of Dollar Cost Averaging.

PORTFOLIO             Once your premium payment has been allocated among the
REBALANCING           Subaccounts, the performance of each Subaccount may cause
PROGRAM               your allocation to shift. You may instruct us to
                      automatically rebalance (on a quarterly, semi-annual, or annual basis) your assets among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement.

                      Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to the Home Office. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider a Portfolio Rebalancing transfer a transfer for purposes of assessing a transfer charge or calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue offering or to modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from the Portfolio Rebalancing program. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

GUARANTEE             You may instruct us to transfer interest earned on your
ACCOUNT               assets in the Guarantee Account to the Subaccounts to
INTEREST SWEEP        which you are allocating premium payments, in accordance
PROGRAM               with your allocation instructions in effect on the date
                      of the transfer any time before the Maturity Date. You must specify the frequency of the transfers (either monthly, quarterly, semi-annually or annually).

                      The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

                      You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, we will process the interest sweep transfer first.

                      We limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the "Transfers" provision in this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

                      You may cancel your participation in the interest sweep program at any time by writing or calling our Home Office at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine. There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. The interest sweep program does not assure a profit or protect against a loss.

Surrenders and Partial Surrenders


SURRENDERS            We will allow you to surrender your contract or to
AND PARTIAL           partially surrender a portion of your Contract Value at
SURRENDERS            any time before the Maturity Date upon your written
                      request, subject to the conditions discussed below.

                      We will not permit a partial surrender that is less than $100 or a partial surrender which would reduce your Contract Value to less than $1,000. If your partial surrender request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

                      The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

                        (1) the Contract Value (after deduction of any charge
                            for the optional rider(s) and the annual contract charge, if applicable) on the Valuation Day we receive a request for surrender; less

                        (2) any applicable surrender charge; less

                        (3) any applicable premium tax.

                      We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

                      If you are taking a partial surrender, you may indicate in writing or by calling our Home Office, from which Subaccounts or interest rate guarantee periods we are to take your partial surrender. If you do not so specify, we will deduct the amount of the partial surrender first from the Subaccounts on a pro-rata basis, in proportion to your assets allocated to the Separate Account. We will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time. When taking a partial surrender, any applicable surrender charges and/or applicable premium tax will be taken from the amount surrendered, unless otherwise requested.

                      We may delay making a payment if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

                      Please remember that partial surrenders will reduce your death benefit by the proportion that the partial surrender (including any applicable surrender charge and applicable premium tax) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision in this prospectus.

                      Partial surrenders and surrenders may also be subject to income tax and, if taken prior to age 59 1/2, an additional 10% penalty tax. See the "Federal Tax Matters" provision in this prospectus.

RESTRICTIONS ON       Section 830.105 of the Texas Government Code permits
DISTRIBUTIONS         participants in the Texas Optional Retirement Program to
FROM CERTAIN          surrender their interest in a variable annuity contract
CONTRACTS             issued under the Texas Optional Retirement Program only
                      upon:

                        (1) termination of employment in the Texas public
                            institutions of higher education;

                        (2) retirement;

                        (3) death; or

                        (4) the participant's attainment of age 70 1/2.

                      If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

SYSTEMATIC            The Systematic Withdrawal program allows you to take
WITHDRAWAL PROGRAM    Systematic Withdrawals of a specified amount (in equal
                      installments of at least $100) on a monthly, quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value initially must be at least $10,000 and you must complete our Systematic
                      Withdrawal form. You can obtain the form from an authorized sales representative or our Home Office.

                      Your Systematic Withdrawals in a Contract Year may not exceed the amount which is not subject to a surrender charge. (See the "Surrender Charge" provision in this prospectus.) We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from premiums paid. You may provide specific instructions as to which Subaccounts and/or interest rate guarantee periods we are to take the Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts in which you have an interest. To the extent that your assets in the Separate Account are not sufficient to accomplish this withdrawal, we will take the remaining amount of the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) that have been in the Guarantee Account for the longest period of time.

                      After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

                         . you may request only one such change in a calendar
                           quarter; and

                         . if you did not elect the maximum amount you could
                           withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

                      A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or become less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      Each Systematic Withdrawal is subject to Federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

                      Both partial surrenders at your specific request and partial surrenders under a Systematic Withdrawal program will count toward the limit of the free amount that you may surrender in any contract year under the free withdrawal privilege. (See the "Surrender Charge" provision in this prospectus.) Partial surrenders under a Systematic Withdrawal program may also reduce your death benefit. See the "Death of Owner and/or Annuitant" provision in this prospectus. Your Systematic Withdrawal amount could be affected if you take an additional partial surrender.

                      There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to prohibit participation in Systematic Withdrawal and Dollar Cost
                      Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

Death of Owner and/or Annuitant



DEATH BENEFIT         If the Annuitant dies before income payments begin,
AT DEATH OF           regardless of whether the Annuitant is also an owner or
ANNUITANT             joint owner of the contract, the amount of proceeds
BEFORE THE            available for the designated beneficiary (as defined
MATURITY DATE         below) is the death benefit. (This death benefit may be
                      referred to as the "Annual Estate Protector /SM/" in our marketing materials.) Upon receipt of due proof of the Annuitant's death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

                      The death benefit choices we offer are:

                        (1) the Basic Death Benefit;

                        (2) the Optional Guaranteed Minimum Death Benefit; and

                        (3) the Optional Enhanced Death Benefit.

                      We automatically provide the Basic Death Benefit to you. The Optional Guaranteed Minimum Death Benefit and the Optional Enhanced Death Benefit are available to you for an additional charge.

                      The death benefit varies based on:


                        (1) the Annuitant's age on the date the contract is
                            issued;

                        (2) the Annuitant's age on the date of his or her death;

                        (3) the number of contract years that elapse from the
                            date the contract is issued until the date of the Annuitant's death; and

                        (4) whether any premium taxes are due at the time the
                            death benefit is paid.

                      For contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable contract modifications, the Basic Death Benefit will be as follows:

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first contract anniversary, the Basic Death Benefit will be equal to the greater of:

                        (1) the Contract Value as of the date we receive due
                            proof of death; and

                        (2) premium payments received, reduced for an
                            adjustment due to any partial surrenders (including any surrender charges and any premium taxes assessed).

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies after his or her first contract anniversary, the death benefit will be equal to the greatest of:

                        (1) the greatest sum of (a) and (b), where:

                            (a) is the Contract Value on any contract
                                anniversary occurring prior to the Annuitant's 80th birthday; and

                            (b) is premium payments received after such
                                contract anniversary.

                                The sum of (a) and (b) above is reduced for an adjustment due to any partial surrenders (including any surrender charges and premium taxes assessed) taken since the applicable contract anniversary.

                        (2) the Contract Value as of the date we receive due
                            proof of death; and

                        (3) premium payments received, reduced for an
                            adjustment due to any partial surrenders (including any surrender charges and premium taxes assessed).

                      If the Annuitant is age 81 or older on the date the contract is issued, the death benefit will be equal to the Contract Value as of the date we receive due proof of death.

                      We will adjust the death benefit for partial surrenders (including any surrender charges and premium taxes assessed) in the same proportion as the percentage that the partial surrender (including any surrender charges and premium taxes assessed) reduces the Contract Value.

                      Please refer to Appendix A in this prospectus for an example of the Basic Death Benefit calculation.

                      For contracts issued prior to May 15, 2001 or prior to the date on which state insurance authorities approve applicable contract modifications, the Basic Death Benefit will be as follows:

                      The death benefit equals the sum of (a) and (b) where:

                        (a) the Contract Value as of the date we receive due
                            proof of death; and

                        (b) is the excess, if any, of the unadjusted death
                            benefit as of the date of the Annuitant's death over the Contract Value as of the date of the Annuitant's death, with interest credited on that excess from the date of the Annuitant's death to the date of distribution. The rate credited may depend on applicable law or regulation. Otherwise, we will set it.

                      The unadjusted death benefit varies based on the Annuitant's age at the time we issued the contract and on the Annuitant's age at the time of death.

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies before his or her first contract anniversary, the unadjusted death benefit will be equal to the greater of:

                        (1) the Contract Value as of the date of death; and

                        (2) premium payments received, reduced for an
                            adjustment due to any partial surrenders (including any surrender charges and premium taxes assessed).

                      If the Annuitant is age 80 or younger on the date the contract is issued and he or she dies after his or her first contract anniversary, the unadjusted death benefit will be equal to the greatest of:

                        (1) the greatest sum of (a) and (b), where:

                            (a) is the Contract Value on any contract
                                anniversary occurring prior to the Annuitant's 80th birthday; and

                            (b) is premium payments received after such
                                contract anniversary.

                         The sum of (a) and (b) above is reduced for an adjustment for any partial surrenders (including any surrender charges and premium taxes assessed) taken since the applicable contract anniversary.

                        (2) the Contract Value as of the date of death; and

                        (3) premium payments received, reduced for an
                            adjustment due to any partial surrenders (including any surrender charges and premium taxes assessed).

                      If the Annuitant is age 81 or older on the date the contract is issued, the unadjusted death benefit will be equal to the Contract Value as of the date of death.

                      We will adjust the death benefit for partial surrenders in (including any surrender charges and premium taxes assessed) the same proportion as the percentage that the partial surrender (including any surrender charges and premium taxes assessed) reduces the Contract Value.

                      Please refer to Appendix A in this prospectus for an example of the Basic Death Benefit calculation.

OPTIONAL              The Guaranteed Minimum Death Benefit is available to
GUARANTEED            contracts with Annuitants age 75 or younger at the time
MINIMUM DEATH         the contract is issued. If the owner elects the
BENEFIT               Guaranteed Minimum Death Benefit at the time of
                      application, upon the death of the Annuitant, we will pay to the designated beneficiary, the greater of:

                        (1) the Basic Death Benefit; and

                        (2) the Guaranteed Minimum Death Benefit.

                      The Guaranteed Minimum Death Benefit may also be referenced in our marketing materials as the "Six Percent EstateProtector/SM/."

                      If the Annuitant dies on the first Valuation Day, the Guaranteed Minimum Death Benefit will be equal to the premium payments received.

                      If the Annuitant dies after the first Valuation Day, then at the end of each Valuation Period until the contract anniversary on which the Annuitant attains age 80, the Guaranteed Minimum Death Benefit equals the lesser of (a) and (b), where:

                        (a) is the total of all premium payments we receive,
                            multiplied by two, adjusted for any partial surrenders taken prior to or during that Valuation Period; and

                        (b) is the Guaranteed Minimum Death Benefit of the
                            preceding Valuation Period, with assets in the Subaccounts increased by an effective annual rate of 6% (an "increase factor"); this does not include assets allocated to the Subaccount investing in the available GE Investments Funds, Inc. -- Money Market Fund, plus any additional premium payments we received during the current Valuation Period, adjusted for any partial surrenders taken during the current Valuation period.

                      We will adjust the Guaranteed Minimum Death Benefit for partial surrenders proportionally by the same percentage that the partial surrender (including any applicable surrender charges and premium taxes assessed) reduces the Contract Value.

                      For assets in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund, the increase factor is equal to the lesser of:

                        (1) the net investment factor of the Subaccount for
                            Valuation Period, minus one; and

                        (2) a factor for the Valuation Period equivalent to an
                            effective annual rate of 6%.

                      For assets allocated to the Guarantee Account, the increase factor is equal to the lesser of:

                        (1) the factor for the Valuation Period equivalent to
                            the credited rate(s) applicable to such
                            allocations; and

                        (2) a factor for the Valuation Period equivalent to an
                            effective annual rate of 6%.

                      After the Annuitant attains age 80, the increase factor will be zero (0). The Guaranteed Minimum Death Benefit is effective on the Contract Date (unless another effective date is shown on the contract data page) and will remain in effect while the contract is in force and before income payments begin, or until the contract anniversary following the date we receive your written request to terminate the benefit. If we receive your request to terminate the benefit within 30 days following any contract anniversary, we will terminate the Guaranteed Minimum Death Benefit as of that contract anniversary.

                      We charge you for the Guaranteed Minimum Death Benefit. We deduct this charge against the Contract Value at each contract anniversary after the first and at the time you fully surrender the contract. At full surrender, we will charge you a pro-rata portion of the annual charge. Currently, this charge is equal to an annual rate of 0.25% of your prior contract year's average Guaranteed Minimum Death Benefit. We guarantee that this charge will not exceed an annual rate of 0.35% of your prior contract year's average Guaranteed Minimum Death Benefit. The rate charged to your contract will be fixed at the time your contract is issued. See the "Charge for the Optional Guaranteed Minimum Death Benefit" provision in this prospectus.

                      The Guaranteed Minimum Death Benefit option may not be available in all states or markets.

                      Please refer to Appendix A for an example of the Optional Guaranteed Minimum Death Benefit calculation.

OPTIONAL              The Optional Enhanced Death Benefit (which may be
ENHANCED              referred to as "GE Earnings Protector(R)" in our
DEATH BENEFIT         marketing materials) adds an extra feature to our Basic
                      Death Benefit and, if applicable, the Optional Guaranteed
                      Minimum Death Benefit.

                      You may only elect the Optional Enhanced Death Benefit at the time of application. Once elected, the benefit will remain in effect while your contract is in force until income payments begin. You cannot otherwise terminate this benefit.

                      We charge you an additional amount for the Optional Enhanced Death Benefit. Currently, this amount is an annual rate of 0.20% of the average of:

                        (1) your Contract Value at the beginning of the
                            previous contract year; and

                        (2) your Contract Value at the end of the previous
                            contract year.

                      The charge for the Optional Enhanced Death Benefit is taken on each contract anniversary. We guarantee that this charge will not exceed an annual rate of 0.35% of your average Contract Value, as described above. The rate that applies to your contract will be fixed at issue. See the "Charge for the Optional Enhanced Death Benefit" provision in this prospectus.

                      The Optional Enhanced Death Benefit may not be available in all states or markets. In addition, to be eligible for this rider, the Annuitant cannot be older than age 75 at the time the contract is issued unless we approve a different age.

                      The Optional Enhanced Death Benefit varies based on the age of the Annuitant at issue. Your optional Enhanced Death Benefit will never be less than zero.

                      If the Annuitant is age 70 or younger at the date the contract is issued, the Optional Enhanced Death Benefit equals 40% of (a) minus (b), where:

                        (a) is the Contract Value as of the date we receive due
                            proof of death; and

                        (b) premiums paid, not previously surrendered.

                      This death benefit cannot exceed 70% of premiums paid adjusted for partial surrenders. Premiums, other than the initial premium, paid within 12 months of death are not included in this calculation.

                      If the Annuitant is older than age 70 at the time the contract is issued, the Optional Enhanced Death Benefit equals 25% of (a) minus (b), where:

                        (a) is the Contract Value on the date we receive due
                            proof of death; and

                        (b) premiums paid, not previously surrendered.

                      This death benefit cannot exceed 40% of premiums paid, adjusted for partial surrenders. Premiums, other than the initial premium, paid within 12 months of death are not included in this calculation.

                      Under both age scenarios listed above, we take partial surrenders first from gain and then from premiums paid. For purposes of this benefit, we calculate gain as (a) plus (b) minus (c) minus (d), but not less than zero, where:

                        (a) is the Contract Value on the date we receive your
                            partial surrender request;

                        (b) is the total of any partial surrenders, excluding
                            surrender charges, previously taken;

                        (c) is the total of premiums paid; and

                        (d) is the total of any gain previously surrendered.

                      Please refer to Appendix A for an example of the Optional Enhanced Death Benefit calculation.

                      There are important things you should consider before you purchase the Optional Enhanced Death Benefit. These include:

                         . The Optional Enhanced Death Benefit does not
                           guarantee that any amounts under the benefit will become payable at death. Market declines resulting in your Contract Value being less than your premiums paid and not previously surrendered may result in no Enhanced Death Benefit being payable.

                         . Once you purchase the Optional Enhanced Death
                           Benefit, you cannot terminate it. This means that regardless of any changes in your circumstances, we will continue to assess a charge for the Optional Enhanced Death Benefit.
                         . Please take advantage of the guidance of a qualified
                           financial adviser in evaluating the Optional
                           Enhanced Death Benefit option, as well as the other aspects of the contract.

WHEN WE               We will calculate the Basic Death Benefit, the Optional
CALCULATE THE         Guaranteed Minimum Death Benefit, and Optional Enhanced
DEATH BENEFIT         Death Benefit on the date we receive due proof of death
                      at our Home Office. Until we receive complete written instructions satisfactory to us from the beneficiary, the assets will remain allocated to the Separate Account and/or the Guarantee Account, according to your last instructions. This means that the calculated death benefit will fluctuate with the performance of the Subaccounts in which you are invested.

DEATH OF AN           In certain circumstances, Federal tax law requires that
OWNER OR              distributions be made under this contract upon the first
JOINT OWNER           death of:
BEFORE THE
MATURITY DATE
                         . an owner or joint owner (or the Annuitant if any
                           owner is a non-natural entity); or

                         . the Annuitant.

                      At the death of any owner (or Annuitant, if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

                        (1) owner or joint owners;

                        (2) primary beneficiary;

                        (3) contingent beneficiary; or

                        (4) owner's estate.

                      We then will treat the designated beneficiary as the sole owner of the contract. If there is more than one designated beneficiary, we will treat each one separately in applying the tax law's rules described below.

                      Distribution Rules: Distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased owner (or the spouse of the deceased Annuitant, if the contract is owned by a non-natural entity).

                         . Spouses -- If the designated beneficiary is the
                           spouse of the deceased, the spouse may continue the contract as the new owner. If the deceased was the Annuitant, and there was no surviving Contingent Annuitant, the spouse will automatically become the new Annuitant. At the death of the spouse, this provision may not be used again, even if the spouse remarries. In such case, the entire interest in the contract will be paid within 5 years of such spouse's death to the beneficiary named by the spouse. If no beneficiary is named, such payment will be made to the spouse's estate. The amount payable will be equal to the death benefit on the date we receive due proof of the Annuitant's death. Any increase in the Contract Value will be allocated to the Subaccounts and/or the Guarantee Account using the premium allocation in effect at that time. Any death benefit payable subsequently (at the death of the new Annuitant) will be calculated as if the spouse had purchased a contract for the new Contract Value on the date we received due proof of death. Any death benefit will be based on the new Annuitant's age as of the date we receive due proof of death of the original owner, rather than the age of the previously deceased Annuitant. All other provisions will continue as if the spouse had purchased the contract on the original Contract Date.

                         . Non-Spouses -- If the designated beneficiary is not
                           the spouse of the deceased person, this contract cannot be continued in force indefinitely. Instead, upon the death of any owner (or Annuitant, if the owner is a non-natural entity), payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

                            (1) receive the Surrender Value in one lump sum
                                payment upon receipt of due proof of death (see the "Requesting Payments" provision);

                            (2) receive the Surrender Value at any time during
                                the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining;

                            (3) apply the Surrender Value to provide a monthly
                                income benefit under Optional Payment Plan 1 or
                                2. The first monthly income benefit payment must be made no later than one year after the date of death. Also, the monthly income benefit payment period must be either the lifetime of the designated beneficiary or a period not exceeding the designated beneficiary's life expectancy.

                      If no choice is made by the designated beneficiary within 30 days following receipt of due proof of death, we will pay the Surrender Value within 5 years of the date of death. Due proof of death must be provided within 90 days of the date of death. We will not accept any premium payments after the non-spouse's death. If the designated beneficiary dies before we distributed the entire Surrender Value, we will pay in a lump sum payment of any Surrender Value still remaining to the person named by the designated beneficiary. If no person is so named, we will pay the designated beneficiary's estate.

                      Under payment choices 1 or 2, the contract will terminate upon payment of the entire Surrender Value. Under payment choice 3, this contract will terminate when we apply the Surrender Value to provide a monthly income benefit.

                      Amount of the proceeds: The amount of proceeds we will pay will, in part, vary based on the person who dies, as shown below:

                                              Amount of
                   Person Who Died            Proceeds Paid
                   ------------------------------------------
                   Owner or joint owner       Surrender Value
                   (who is not the Annuitant)
                   ------------------------------------------
                   Owner or joint owner       Death Benefit
                   (who is the Annuitant)
                   ------------------------------------------
                   Annuitant                  Death Benefit
                   ------------------------------------------

                      Upon receipt of due proof of death, the designated beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed above.

DEATH OF AN           After income payments begin, if an owner, joint owner,
OWNER, JOINT          Annuitant or designated beneficiary dies while the
OWNER, OR             contract is in force, payments that are already being
ANNUITANT             made under the contract will be made at least as rapidly
AFTER INCOME          as under the method of distribution in effect at the time
PAYMENTS BEGIN        of death, notwithstanding any other provision in the
                      contract.

Income Payments

                      The Maturity Date is the date income payments begin, provided the Annuitant is still living on that date. The Maturity Date may be changed in one year increments up until the time payments begin. You may change the Maturity Date to any date at least ten years after the date of the last premium payment and within one year of the last scheduled Maturity Date. To change the Maturity Date, send a written notice to our Home Office before the Maturity Date then in effect. We reserve the right to establish a maximum Maturity Date. If you change the Maturity Date, the Maturity Date will mean the new Maturity Date you selected. Contracts issued to qualified retirement plans provide for income payments to start on the date and under the option specified by the plan.

                      We will pay a monthly income benefit to the owner beginning on the Maturity Date provided the Annuitant is still living. We will pay the monthly income benefit in the form of Life Income with 10 Years Certain plan variable payments, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election as described below. As described in your contract, the settlement age may be less than the Annuitant's age. This means payments may be lower than they would have been without the adjustment. You may also choose to receive Surrender Value of your contract on the date immediately preceding the Maturity Date in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

                      The contract provides optional forms of annuity payments, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 also are available on a variable basis.

                      If you elect fixed income payments, the guaranteed amount payable will earn interest at a minimum rate of 3% compounded yearly. We may increase the interest rate which will increase the amount we pay to you or the payee.

                      If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant's settlement age and if applicable, gender, and if applicable, upon the settlement age and gender of a second person you designate. Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract's assumed interest rate.

                      The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payment will increase.

                      We will make annuity payments monthly unless you elect to receive payments quarterly, semi-annually, or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. See the "Requesting Payments" provision in this prospectus. Upon making such a payment, we will have no future obligation under the contract.

                      The amount of your income payments will depend on four things:

                         . your Surrender Value on the Valuation Day
                           immediately preceding the Maturity Date;

                         . the settlement age on the Maturity Date, and if
                           applicable, the gender of the Annuitant;

                         . the specific payment plan you choose; and

                         . if you elect variable income payments, the
                           investment performance of the Portfolios selected.

                      As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

OPTIONAL              The following Optional Payment Plans are available under
PAYMENT PLAN          the contract:

                      Plan 1 -- Life Income with Period Certain. This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                      Plan 2 -- Income for a Fixed Period. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                      Plan 3 -- Income of a Definite Amount. This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee's estate, unless otherwise provided.

                      Plan 4 -- Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest, in a lump sum to the payee's estate, unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

                      Plan 5 -- Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

                      If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, or on the Maturity Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

                      All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, 3 or 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within seven days in accordance with the "Surrenders and Partial Surrenders" provision. If payments under Optional Payment Plans 2, 3 or 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.

VARIABLE              The monthly amount of your first variable income payment
INCOME                will equal your Contract Value as of the Maturity Date,
PAYMENTS              less any premium taxes, multiplied by the monthly payment
                      rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

                      On the Maturity Date, we determine the number of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Maturity Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount multiplied by the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Maturity Date.

                      Following the Maturity Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

                        (a) is the net investment factor for the Valuation
                            Period for which we are calculating the Annuity Unit value; and

                        (b) is an assumed interest rate factor equal to
                            .99991902 raised to a power equal to the number of days in the Valuation Period.

                      The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

TRANSFERS             If we are making variable income payments, the payee may
AFTER THE             change the Subaccounts from which we are making the
MATURITY DATE         payments once each calendar year. The transfer will be
                      effective as of the end of the Valuation Period during which we receive the written transfer request at our Home
                      Office. We reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit Value. If the number of Annuity Units remaining in an Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Maturity Date.

                      We do not permit transfers between the Subaccounts and the Guarantee Account after the Maturity Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

Federal Tax Matters


INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

                      This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF           This part of the discussion describes some of the Federal
NON-QUALIFIED         income tax rules applicable to Non-Qualified Contracts. A
CONTRACTS             Non-Qualified Contract is a contract not issued in
                      connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . the owner's right to choose particular investments
                           for a contract must be limited; and

                         . the contract's Maturity Date must not occur near the
                           end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the excess of the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is taxed on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

                      Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

                      Age at which annuity payments must begin. Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payments of the contract's premiums paid and earnings. If annuity payments begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

                      Partial and total surrenders. A partial surrender occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial surrender, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

                      Your "investment in the contract" generally equals the total of your premium payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

                      Your contract imposes charges relating to the death benefit, including any death benefit received due to an optional rider. It is possible that all or a portion of these charges could be treated as surrenders from the contract.

                      In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial surrender from the contract.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a partial surrender of such amount or portion.

                      Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

                      Taxation of annuity payments. The Code imposes tax on a portion of each annuity payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your annuity payment.

                      Pursuant to the Code, you will pay tax on the full amount of your annuity payments once you have recovered the total amount of the "investment in the contract." If annuity payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

                      If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Optional Payment Plan 3 if the payee is at an advanced age.

                      Taxation of the death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant dies before or after the Maturity Date.

                      Taxation of Death Benefit if Paid Before the Maturity
                      Date:

                         . the death benefit is taxed in the same manner as
                           annuity payments if received under an optional payment plan;

                         . if not received under an annuity payment option, the
                           death benefit is taxed in the same manner as a surrender.

                      Taxation of Death Benefit if Paid After the Maturity Date:

                         . if received in accordance with the existing optional
                           payment plan, the death benefit is excludible from income to the extent that it does not exceed the unrecovered "investment in the contract." All annuity payments in excess of the unrecovered "investment in the contract" are includible in income;

                         . if received in a lump sum, the tax law imposes tax
                           on the death benefit to the extent it exceeds the unrecovered "investment in the contract."

                      Penalty taxes payable on surrenders, partial surrenders or annuity payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial and total surrenders or annuity payments that:

                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . are received on or after the death of an owner; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

                      It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including additional partial surrenders apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, a transfer between the Subaccounts may result in payments not qualifying for this exception.

                      Special rules if you own more than one contract. In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payment, a total surrender, or a partial surrender that you must include in income. For example:

                         . if you purchase a contract described by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

                      The effects of such aggregation are not clear. However, it could affect:

                         . the amount of a surrender, a partial surrender or an
                           annuity payment that you must include in income; and

                         . the amount that might be subject to a penalty tax.

SECTION 1035          Under Section 1035 of the Code, the exchange of one
EXCHANGES             annuity contract for another annuity contract generally
                      is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

                      Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

QUALIFIED             We also designed the contracts for use in connection with
RETIREMENT            certain types of retirement plans that receive favorable
PLANS                 treatment under the Code. Contracts issued to or in
                      connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office to learn the availability of Qualified Contracts at any given time.

                      The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

                         . Traditional Individual Retirement Accounts (IRAs)
                           permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions
                           (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision like the optional death benefit provisions in the contract comport with IRA qualification requirements.

                         . Roth IRAs permit certain eligible individuals to
                           make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

                         . Corporate pension and profit-sharing plans under
                           Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

                         . 403(b) Plans allow employees of certain tax-exempt
                           organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

                      Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

                      Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified play such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; and withholding, reporting and disclosure.

                      In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

                      If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

                      Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

                      The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, a Roth IRA or a SEP could disqualify a contract and result in increased taxes to the owner.

                      It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

                      Treatment of Qualified Contracts compared with Non-Qualified Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

                         . the Code generally does not impose tax on the
                           earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

                         . the Code does not limit the amount of premium
                           payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of premium payments made to Qualified Contracts;

                         . the Code does not allow a deduction for premium
                           payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for premium payments made to a Qualified Contract.

                      The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

                      Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 following age 70 1/2 for Traditional IRAs and SEPs and April 1 following the later of 70 1/2 or retirement for other Qualified Contracts. However, these "minimum distribution rules" do not apply to a Roth IRA before the owner's death.

                      Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Premium payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

                      Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial surrender, surrender, or annuity payment:

                         . received on or after the owner reaches age 59 1/2;

                         . received on or after the owner's death or because of
                           the owner's disability (as defined in the tax law);

                         . received as a series of substantially equal periodic
                           payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

                         . received as reimbursement for certain amounts paid
                           for medical care.

                      These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

                      Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

                      Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs.) The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

                      Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL               We will withhold and remit to the IRS a part of the
INCOME TAX            taxable portion of each distribution made under a
WITHHOLDING           contract unless the distributee notifies us at or before
                      the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax.
                      At the time you request a partial or total surrender, or annuity payment, we will send you forms that explain the withholding requirements.

STATE INCOME          If required by the law of your state, we will also
TAX WITHHOLDING       withhold state income tax from the taxable portion of
                      each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF         Under existing Federal income tax laws, we do not pay tax
THE COMPANY           on investment income and realized capital gains of the
                      Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE        This discussion is based on the Code, IRS regulations,
LAW                   and interpretations existing on the date of this
                      prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

                      To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial surrender or total surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We will also ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine the amount of the payment as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms. State law requires that we reserve the right to defer payment from the Guarantee Account for a partial surrender or a total surrender for up to six months from the date we receive your payment request.

                      In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary directly in the form
                            of a check; or

                        (2) by establishing an interest bearing account, called
                            the "GE Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

                      When establishing the GE Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

                      We may delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

                        (1) the disposal or valuation of the Subaccount is not
                            reasonably practicable because:

                            . the SEC declares that an emergency exists (due to
                              the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

                            . the New York Stock Exchange is closed for other
                              than a regular holiday or weekend;

                            . trading is restricted by the SEC; or

                        (2) the SEC, by order, permits postponement of payment
                            to protect our owners.

                      We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

Distribution of the Contracts


PRINCIPAL             Capital Brokerage Corporation (doing business in Indiana,
UNDERWRITER           Minnesota, New Mexico, and Texas as GE Capital Brokerage
                      Corporation) ("Capital Brokerage") is the distributor and principal underwriter of the contracts. Capital
                      Brokerage, a Washington corporation and an affiliate of ours, is located at 3001 Summer Street, 2nd Floor,
                      Stamford, Connecticut 06905. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") as a broker-dealer, and is a member of the NASD.

SALES OF THE          Capital Brokerage offers the contracts through registered
CONTRACTS             representatives who are registered with the NASD and with
                      the states in which they do business. More information about Capital Brokerage and the registered representatives is available at http:/www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public
                      Disclosure Program. Registered representatives with
                      Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 5.5% of your aggregate premium payments. We may on occasion pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of premium payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first contract year.

                      Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

                      The amount of commissions we pay may vary based on the options that are available under a contract and on the optional benefits an owner elects when he or she purchases the contract. We may offer a range of initial commission and trail commission options (which will take into account, among other things, the length of time premium payments have been held under the contract, Contract Values and elected features and benefits).

                      We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature and similar services. In addition, registered representatives may be eligible for non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

                      We intend to recover commissions, marketing, administrative and other expenses and costs of contract benefits through fees and charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value.

                      Capital Brokerage also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Eaton Vance Variable Trust, Federated Insurance Series, Fidelity Variable Insurance Products, Greenwich Street Series Fund, Janus Aspen Series, MFS(R) Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Funds Inc, and Van Kampen Life Investment Trust.

Additional Information


OWNER                 The obligations to owners under the contracts are ours.
QUESTIONS             Please direct your questions and concerns to us at our
                      Home Office.

RETURN                Within the free-look period after you receive the
PRIVILEGE             contract, you may cancel it for any reason by delivering
                      or mailing it postage prepaid to:

                                GE Life and Annuity Assurance Company
                                        Annuity New Business
                                       6610 West Broad Street
                                      Richmond, Virginia 23230

                      If you cancel your contract, it will be void, and we will send you a refund computed as of that date. Your refund will be computed as follows:

                        (1) if your Contract Value has increased or has stayed
                            the same, your refund will equal your Contract Value, minus any Bonus Credits applied, but plus any mortality and expense risk charges and administrative expense charges we deducted on or before the date we received the returned contract;

                        (2) if your Contract Value has decreased, your refund
                            will equal your Contract Value, minus any Bonus Credits applied, but plus any mortality and expense risk charges and administrative expense charges we deducted on or before the date we received the returned contract and plus any investment loss, including any charges made by the Portfolios, attributable to Bonus Credits as of the date we received the returned contract; or

                        (3) if required by the law of your state, your premium
                            payments minus any partial surrenders you previously have taken.

                      This means you receive any gains and we bear any losses attributable to the Bonus Credits during the free look period. We do not assess a surrender charge when your contract is canceled during the free-look period.

STATE                 As a life insurance company organized and operated under
REGULATION            the laws of the Commonwealth of Virginia, we are subject
                      to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF           We may require proof of the age, gender or survival of
DEATH, AGE,           any person or persons before actions on any applicable
GENDER OR             contract provision.
SURVIVAL


RECORDS AND           As presently required by the 1940 Act and applicable
REPORTS               regulations, we are responsible for maintaining all
                      records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a break-down of the assets of each Subaccount and the Guarantee Account. The report also will show premium payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio to which you have allocated assets to a corresponding Subaccount, as required by the 1940 Act. In addition, you will receive a written confirmation when you make premium payments, transfers, or take partial surrenders.

OTHER                 We have filed a Registration Statement with the SEC,
INFORMATION           under the Securities Act of 1933 as amended, for the
                      contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits.
                      Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

LEGAL                 We, like other insurance companies, are involved in
PROCEEDINGS           lawsuits, including class action lawsuits. In some class
                      action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, the ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

                      We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000 as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. No class has been certified. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class or for court approval, and a final settlement is not certain. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon court approval of the class and related settlement, the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled.

                      Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Appendix A

Example -- Death Benefit Calculations


                      The following is an example of the Basic Death Benefit for contracts issued on or after the later of May 15, 2001 or the date on which state insurance authorities approve applicable state modifications.

BASIC DEATH           The purpose of this example is to show how the Basic
BENEFIT               Death Benefit works based on purely hypothetical values
                      and is not intended to depict investment performance of the contract.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional premium payments and takes no
                            partial surrenders;

                        (3) is not subject to premium taxes; and

                        (4) the Annuitant is age 70 on the Contract Date then:

                    Annuitant's End of Contract Basic Death
                        Age      Year   Value     Benefit
                    ---------------------------------------
                        71         1   $103,000  $103,000
                        72         2   $110,000  $110,000
                        73         3   $ 80,000  $110,000
                        74         4   $120,000  $120,000
                        75         5   $130,000  $130,000
                        76         6   $150,000  $150,000
                        77         7   $160,000  $160,000
                        78         8   $130,000  $160,000
                        79         9   $ 90,000  $160,000
                        80        10   $170,000  $170,000
                        81        11   $140,000  $170,000
                        82        12   $190,000  $190,000
                        83        13   $150,000  $170,000
                    ---------------------------------------

                      Partial surrenders will reduce the Basic Death Benefit by the proportion the partial surrender (including any applicable surrender charge and any premium tax assessed) reduces the Contract Value. For example:

                              Premium Contract Basic Death
                       Date   Payment  Value     Benefit
                      ------------------------------------
                      3/31/04 $25,000 $25,000    $25,000
                      3/31/12          50,000     50,000
                      3/31/13          35,000     50,000
                      ------------------------------------

                      If a partial surrender of $17,500 is taken on March 31, 2013, the Basic Death Benefit immediately after the partial surrender will be $25,000 ($50,000 to $25,000) since the Contract Value is reduced 50% by the partial surrender ($35,000 to $17,500). This is true only if the Basic Death Benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant's death. It also assumes that the Annuitant is younger than age 80 at the time of death, that no surrender charge applies, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

                      The following is an example of the Basic Death Benefit for contracts issued prior to May 15, 2001 or prior to the date on which state insurance authorities approve applicable contract modifications.

BASIC DEATH           The purpose of this example is to show how the unadjusted
BENEFIT               death benefit works based on purely hypothetical values
                      and is not intended to depict investment performance of the contract.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional premium payments and takes no
                            partial surrenders;

                        (3) is not subject to premium taxes; and

                        (4) the Annuitant's age is 70 on the Contract Date then:

                   Annuitant's End of Contract  Unadjusted
                       Age      Year   Value   Death Benefit
                   -----------------------------------------
                       71         1   $103,000   $103,000
                       72         2   $110,000   $110,000
                       73         3   $ 80,000   $110,000
                       74         4   $120,000   $120,000
                       75         5   $130,000   $130,000
                       76         6   $150,000   $150,000
                       77         7   $160,000   $160,000
                       78         8   $130,000   $160,000
                       79         9   $ 90,000   $160,000
                       80        10   $170,000   $170,000
                       81        11   $140,000   $170,000
                       82        12   $190,000   $190,000
                       83        13   $150,000   $170,000
                   -----------------------------------------

                      Partial surrenders will reduce the unadjusted death benefit by the proportion that the partial surrender (including any applicable surrender charge and any premium tax assessed) reduces the Contract Value. For example:

                             Premium Contract  Unadjusted
                      Date   Payment  Value   Death Benefit
                     --------------------------------------
                     3/31/04 $25,000 $25,000     $25,000
                     3/31/12          50,000      50,000
                     3/31/13          35,000      50,000
                     --------------------------------------

                      If a partial surrender of $17,500 is taken on March 31, 2013, the unadjusted death benefit immediately after the partial surrender will be $25,000 ($50,000 to $25,000) since the Contract Value is reduced 50% by the partial surrender ($35,000 to $17,500). This is true only if the unadjusted death benefit immediately prior to the partial surrender (as calculated above) is not the Contract Value on the date of the Annuitant's death. It also assumes that the Annuitant is younger than age 80 at the time of death, that no surrender charge applies, and that no premium tax applies to the partial surrender. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

OPTIONAL              The following example shows how the Optional Enhanced
ENHANCED DEATH        Death Benefit works based on purely hypothetical values.
BENEFIT               It is not intended to depict investment performance of
                      the contract.

                      This example assumes an owner purchases a contract with an Annuitant age 65 at the time of issue, and that he takes no partial surrenders before the Annuitant's death.

                                                          Optional
                                                          Enhanced
                               Contract           Death    Death
              Date    Premium   Value     Gain   Benefit  Benefit
              ----------------------------------------------------
              8/01/04 $100,000 $100,000 $      0 $100,000 $     0
              8/01/19           300,000  200,000  300,000  70,000
              ----------------------------------------------------

                      If the Annuitant's death and notification of the death occur on 8/01/19, the Optional Enhanced Death Benefit will equal $70,000. We determined this amount by multiplying the "gain" ($200,000) by 40%, which results in an amount of $80,000. However, since the Optional Enhanced Death Benefit cannot exceed 70% of the premiums paid ($100,000) under this age scenario, the Optional Enhanced Death Benefit in this example will be $70,000.

Appendix B

Condensed Financial Information


The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:

                                                                                                             Number of
                                                                           Accumulation      Accumulation  Accumulation
                                                                          Unit Values at    Unit Values at   Units at
Subaccounts                                                             Beginning of Period End of Period  End of Period Year
-----------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Basic Value Fund -- Series II shares                               $10.00            $12.90         218,124   2003
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund -- Series I shares                         5.63              7.19         819,887   2003
                                                                                7.57              5.63         912,403   2002
                                                                               10.13              7.57         711,998   2001
                                                                               10.00             10.13              --   2000
                                                                                  --                --              --   1999
-----------------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund -- Series I shares                               5.98              7.36       1,650,553   2003
                                                                                8.70              5.98       1,672,332   2002
                                                                                9.92              8.70       1,239,767   2001
                                                                               10.00              9.92              --   2000
                                                                                  --                --              --   1999
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B                      8.04             10.47       4,535,288   2003
                                                                               10.51              8.04       2,996,376   2002
                                                                                9.91             10.51       2,101,249   2001
                                                                               10.00              9.91              --   2000
                                                                                  --                --              --   1999
-----------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Premier Growth Portfolio -- Class B                         5.47              6.65       1,395,367   2003
                                                                                8.04              5.47       1,384,298   2002
                                                                               11.37              8.04         970,931   2001
                                                                               10.00             11.37              --   2000
                                                                                  --                --              --   1999
-----------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Small Cap Growth Portfolio -- Class B (formerly,            6.05              8.85         221,495   2003
    Quasar Portfolio)                                                           9.04              6.05         188,770   2002
                                                                               11.16              9.04         158,564   2001
                                                                               10.00             11.16              --   2000
                                                                                  --                --              --   1999
-----------------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Technology Portfolio -- Class B                            10.00             13.17          57,664   2003
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus
-----------------------------------------------------------------------------------------------------------------------------
  The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares          5.28              6.55          68,554   2003
                                                                                7.55              5.28          80,469   2002
                                                                               10.02              7.55          51,180   2001
                                                                               10.00             10.02              --   2000
                                                                                  --                --              --   1999
-----------------------------------------------------------------------------------------------------------------------------
Eaton Vance Variable Trust
-----------------------------------------------------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                                                 10.00             10.13         334,399   2003
-----------------------------------------------------------------------------------------------------------------------------
  VT Worldwide Health Sciences Fund                                            10.00             11.90         170,772   2003
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                      Number of
                                                                    Accumulation      Accumulation  Accumulation
                                                                   Unit Values at    Unit Values at   Units at
Subaccounts                                                      Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------------------------
Federated Insurance Series
----------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II -- Service Shares                 $ 9.94            $11.92       1,293,271   2003
                                                                         9.96              9.94         774,123   2002
                                                                        10.02              9.96         309,175   2001
                                                                        10.00             10.02              --   2000
                                                                           --                --              --   1999
----------------------------------------------------------------------------------------------------------------------
  Federated Kaufmann Fund II -- Service Shares                          10.00             13.30         249,724   2003
----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
----------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service Class 2                         7.90              9.97       2,535,093   2003
                                                                         8.87              7.90       1,678,407   2002
                                                                         9.36              8.87       1,052,251   2001
                                                                        10.00              9.36              --   2000
                                                                           --                --              --   1999
----------------------------------------------------------------------------------------------------------------------
  VIP Dynamic Capital Appreciation Portfolio -- Service Class 2         10.00             11.84           5,629   2003
----------------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio -- Service Class 2                         7.99             10.23       3,196,181   2003
                                                                         9.80              7.99       2,476,360   2002
                                                                        10.81              9.80       1,400,128   2001
                                                                        10.00             10.81              --   2000
                                                                           --                --              --   1999
----------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio -- Service Class 2                                5.47              7.14       1,947,234   2003
                                                                         7.97              5.47       1,648,860   2002
                                                                         9.80              7.97       1,258,983   2001
                                                                        10.00              9.80              --   2000
                                                                           --                --              --   1999
----------------------------------------------------------------------------------------------------------------------
  VIP Growth & Income Portfolio -- Service Class 2                       7.35              8.93       1,025,539   2003
                                                                         8.98              7.35         725,106   2002
                                                                        10.11              8.98         500,280   2001
                                                                        10.10             10.11              --   2000
                                                                           --                --              --   1999
----------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
  Income Fund                                                           12.11             12.35       4,344,698   2003
                                                                        11.20             12.11       5,417,568   2002
                                                                        10.59             11.20       2,019,964   2001
                                                                         9.71             10.59         978,360   2000
                                                                        10.00              9.71         433,696   1999
----------------------------------------------------------------------------------------------------------------------
  Mid-Cap Value Equity Fund                                              9.99             13.07       5,619,701   2003
                                                                        11.77              9.99       5,163,925   2002
                                                                        11.91             11.77       4,911,126   2001
                                                                        11.17             11.91       2,225,373   2000
                                                                        10.00             11.17       1,168,256   1999
----------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                                     11.03             10.95      11,477,000   2003
                                                                        11.04             11.03      20,588,287   2002
                                                                        10.79             11.04      22,228,201   2001
                                                                        10.32             10.79      13,620,757   2000
                                                                        10.00             10.32      12,703,804   1999
----------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                                                                   Accumulation      Accumulation  Accumulation
                                                                  Unit Values at    Unit Values at   Units at
Subaccounts                                                     Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------------
  Premier Growth Equity Fund                                          $ 7.62            $ 9.67       5,595,417   2003
                                                                        9.79              7.62       4,161,689   2002
                                                                       10.95              9.79       4,926,747   2001
                                                                       11.73             10.95       3,575,788   2000
                                                                       10.00             11.73       1,380,434   1999
---------------------------------------------------------------------------------------------------------------------
  Real Estate Securities Fund                                          13.92             18.82       1,482,565   2003
                                                                       14.33             13.92       1,496,540   2002
                                                                       13.01             14.33       1,162,740   2001
                                                                        9.97             13.01         791,128   2000
                                                                       10.00              9.97         107,802   1999
---------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index Fund                                                 6.82              8.61      17,702,513   2003
                                                                        8.92              6.82      15,768,039   2002
                                                                       10.33              8.92      17,208,862   2001
                                                                       11.59             10.33      14,711,396   2000
                                                                       10.00             11.59       7,821,903   1999
---------------------------------------------------------------------------------------------------------------------
  Small-Cap Value Equity Fund                                          10.23             12.50       1,737,620   2003
                                                                       12.06             10.23       1,059,252   2002
                                                                       11.42             12.06         764,830   2001
                                                                       10.00             11.42              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                     9.65             11.43       4,468,512   2003
                                                                       10.81              9.65       2,969,218   2002
                                                                       11.31             10.81       3,102,244   2001
                                                                       10.94             11.31       2,562,990   2000
                                                                       10.00             10.94       1,305,705   1999
---------------------------------------------------------------------------------------------------------------------
  U.S. Equity Fund                                                      8.10              9.83       3,883,332   2003
                                                                       10.19              8.10       3,959,667   2002
                                                                       11.31             10.19       3,528,046   2001
                                                                       11.56             11.31       2,679,258   2000
                                                                       10.00             11.56       1,442,844   1999
---------------------------------------------------------------------------------------------------------------------
  Value Equity Fund                                                     7.45              9.10         781,657   2003
                                                                        9.18              7.45         662,957   2002
                                                                        9.95              9.18         375,400   2001
                                                                       10.00              9.95              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
Greenwich Street Series Fund
---------------------------------------------------------------------------------------------------------------------
  Salomon Brothers Variable Aggressive Growth Fund -- Class II         10.00             12.57          43,030   2003
   (formerly, Salomon Brothers Variable Emerging Growth Fund)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series
---------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio -- Service Shares                                  8.79              9.85       2,863,634   2003
                                                                        9.57              8.79       2,496,532   2002
                                                                       10.45              9.57       1,718,954   2001
                                                                       10.00             10.45              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                                                                   Accumulation      Accumulation  Accumulation
                                                                  Unit Values at    Unit Values at   Units at
Subaccounts                                                     Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio -- Service Shares                    $ 6.45            $ 7.63         756,481   2003
                                                                        7.79              6.45         733,417   2002
                                                                       10.10              7.79         543,083   2001
                                                                       10.00             10.10              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  Global Life Sciences Portfolio -- Service Shares                      6.49              8.06         717,420   2003
                                                                        9.36              6.49         830,680   2002
                                                                       11.42              9.36       1,091,617   2001
                                                                       10.00             11.42       1,538,535   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  Global Technology Portfolio -- Service Shares                         2.44              3.52       2,684,043   2003
                                                                        4.20              2.44       1,683,152   2002
                                                                        6.80              4.20       2,037,391   2001
                                                                       10.00              6.80       1,420,254   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  International Growth Portfolio -- Service Shares                      5.51              7.30         780,184   2003
                                                                        7.54              5.51         569,029   2002
                                                                       10.46              7.54         484,214   2001
                                                                       10.00             10.46              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio -- Service Shares                            4.16              5.52         716,420   2003
                                                                        5.88              4.16         659,720   2002
                                                                       10.13              5.88         595,649   2001
                                                                       10.00             10.13              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  Worldwide Growth Portfolio -- Service Shares                          5.55              6.75         898,747   2003
                                                                        7.58              5.55         981,626   2002
                                                                       10.53              7.58         793,669   2001
                                                                       10.00             10.53              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series -- Service Class Shares          5.24              6.33         842,912   2003
                                                                        7.37              5.24         700,945   2002
                                                                       10.33              7.37         546,216   2001
                                                                       10.00             10.33              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series -- Service Class Shares                 6.49              7.79         635,728   2003
                                                                        8.37              6.49         574,564   2002
                                                                       10.79              8.37         414,666   2001
                                                                       10.00             10.79              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series -- Service Class Shares                   6.65              8.74       1,909,855   2003
                                                                        9.90              6.65         695,512   2002
                                                                       11.31              9.90         422,279   2001
                                                                       10.00             11.31              --   2000
                                                                          --                --              --   1999
---------------------------------------------------------------------------------------------------------------------

                                                                                                            Number of
                                                                          Accumulation      Accumulation  Accumulation
                                                                         Unit Values at    Unit Values at   Units at
Subaccounts                                                            Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series -- Service Class Shares                            $ 5.90            $ 7.87         786,019   2003
                                                                               7.77              5.90         817,700   2002
                                                                              10.62              7.77         527,906   2001
                                                                              10.00             10.62              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------
Nations Separate Account Trust
----------------------------------------------------------------------------------------------------------------------------
  Nations Marsico Growth Portfolio                                            10.00             12.35         180,228   2003
----------------------------------------------------------------------------------------------------------------------------
  Nations Marsico International Opportunities Portfolio                       10.00             13.38         115,502   2003
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
----------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Aggressive Growth Fund/VA -- Service Shares                     10.00             11.99          94,989   2003
----------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA -- Service Shares                  10.00             12.30         144,909   2003
----------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Global Securities Fund/VA -- Service Shares                      7.04              9.90       1,728,160   2003
                                                                               9.21              7.04       1,234,629   2002
                                                                              11.31              9.21         797,433   2001
                                                                              10.00             11.31              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Fund/VA -- Service Shares                            7.06              8.78       1,400,956   2003
                                                                               8.85              7.06       1,058,564   2002
                                                                              10.22              8.85         684,833   2001
                                                                              10.00             10.22              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Small Cap Fund/VA -- Service Shares                 10.00             13.70         175,323   2003
----------------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
----------------------------------------------------------------------------------------------------------------------------
  Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class         11.58             11.66         308,007   2003
    Shares                                                                    10.87             11.58         267,370   2002
                                                                              10.66             10.87         143,308   2001
                                                                              10.00             10.66              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------
  High Yield Portfolio -- Administrative Class Shares                          9.91             11.98       2,029,710   2003
                                                                              10.19              9.91       1,311,594   2002
                                                                               9.89             10.19         561,545   2001
                                                                              10.00              9.89              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------
  Long-Term U.S. Government Portfolio -- Administrative Class Shares          12.53             12.81       1,835,364   2003
                                                                              10.82             12.53       1,989,035   2002
                                                                              10.54             10.82         783,091   2001
                                                                              10.00             10.54              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------
  Total Return Portfolio -- Administrative Class Shares                       11.69             12.09       5,014,594   2003
                                                                              10.89             11.69       3,335,980   2002
                                                                              10.26             10.89      +1,441,065   2001
                                                                              10.00             10.26              --   2000
                                                                                 --                --              --   1999
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                               Accumulation      Accumulation  Accumulation
                                                              Unit Values at    Unit Values at   Units at
Subaccounts                                                 Beginning of Period End of Period  End of Period Year
-----------------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
  Equity Portfolio -- Class II                                    $ 5.98            $ 8.80             --    2003
                                                                    8.97              5.98             --    2002
                                                                   10.00              8.97             --    2001
-----------------------------------------------------------------------------------------------------------------
  Jennison Portfolio -- Class II                                    5.95              7.59         38,702    2003
                                                                    8.78              5.95          4,765    2002
                                                                   10.00              8.78          4,587    2001
-----------------------------------------------------------------------------------------------------------------
  Jennison 20/20 Focus Portfolio -- Class II                       10.00             12.33         11,574    2003
-----------------------------------------------------------------------------------------------------------------
  SP Jennison International Growth Portfolio -- Class II            5.64              7.73          2,094    2003
                                                                    7.43              5.64          2,205    2002
                                                                   10.00              7.43          2,313    2001
-----------------------------------------------------------------------------------------------------------------
  SP Prudential U.S. Emerging Growth Portfolio -- Class II          5.89              8.21          9,775    2003
                                                                    8.86              5.89          9,695    2002
                                                                   10.00              8.86          9,251    2001
-----------------------------------------------------------------------------------------------------------------
Rydex Variable Trust
-----------------------------------------------------------------------------------------------------------------
  OTC Fund                                                          3.36              4.81        458,773    2003
                                                                    5.58              3.36        374,079    2002
                                                                   10.38              5.58        236,367    2001
                                                                   10.00             10.38             --    2000
                                                                      --                --             --    1999
-----------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Funds Inc
-----------------------------------------------------------------------------------------------------------------
  Salomon Brothers Variable All Cap Fund -- Class II               10.00             12.93        118,583    2003
-----------------------------------------------------------------------------------------------------------------

Table of Contents

Statement of Additional Information


                                                                           Page
The Company...............................................................  B-3
The Separate Account......................................................  B-4
Additional Information About the Guarantee Account........................  B-4
The Contracts.............................................................  B-5
   Transfer of Annuity Units..............................................  B-5
   Net Investment Factor..................................................  B-6
Agreements with Distributors and Advisers for the Fund....................  B-7
Termination of Participation Agreements...................................  B-7
Calculation of Performance Data...........................................  B-9
   Subaccount Investing in the GE Investments Funds, Inc. -- Money Market
     Fund.................................................................  B-9
   Other Subaccounts...................................................... B-11
   Other Performance Data................................................. B-12
Tax Matters............................................................... B-13
   Taxation of GE Life and Annuity Assurance Company...................... B-13
   IRS Required Distributions............................................. B-13
General Provisions........................................................ B-14
   Using the Contracts as Collateral...................................... B-14
   The Beneficiary........................................................ B-14
   Non-Participating...................................................... B-14
   Misstatement of Age or Gender.......................................... B-15
   Incontestability....................................................... B-15
   Statement of Values.................................................... B-15
   Trust as Owner or Beneficiary.......................................... B-15
   Written Notice......................................................... B-15
Distribution of the Contracts............................................. B-15
Legal Developments Regarding Employment-Related Benefit Plans............. B-15
Regulation of GE Life and Annuity Assurance Company....................... B-16
Experts................................................................... B-16
Financial Statements...................................................... B-16

                     GE Life and Annuity Assurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 352-9910.

GE Life and Annuity Assurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Separate Account, Contract Form P1152 1/99 to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                        Street

________________________________________________________________________________
                         City              State         Zip

Signature of Requestor _________________________________________________________
                                                Date